UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07896

GAMCO Global Series Funds, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Global Content & Connectivity Fund

Annual Report — December 31, 2020

(Y)our Portfolio Management Team

Evan D. Miller, CFA	Sergey Dluzhevskiy, CFA, CPA
Portfolio Manager	Portfolio Manager
BA, Northwestern University	BS, Case Western
MBA, Booth School of Business,	Reserve University
University of Chicago	MBA, The Wharton School,
University of Pennsylvania

To Our Shareholders,

For the year ended December 31, 2020, the net asset value (NAV) total return per Class AAA Share of The Gabelli Global Content & Connectivity Fund was 16.4% compared with a total return of 24.1% for the Morgan Stanley Capital International (MSCI) All Country (AC) World Communication Services Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2020.

Performance Discussion (Unaudited)

The Fund’s investment strategy is to invest its net assets in common stocks of companies in the telecommunications, media, and information technology industries which Gabelli Funds, LLC, the Adviser, believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. In accordance with its concentration policy, the Fund will invest at least 25% of the value of its total assets in the telecommunications related industry, and not invest more than 25% of the value of its total assets in any other particular industry.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Global equities fell sharply in the first quarter of 2020, as the coronavirus outbreak spread to over 200 countries around the world and stringent “shelter in place” measures brought a number of industries to an abrupt halt. Investor debate shifted from evaluating the possibility of global recession to determining how long and deep it would be. The broad MSCI AC World IMI Index was down 22.4% in the quarter as COVID-19 spared no broad sectors of the economy since late February. The Communications Services Index exhibited its defensive qualities to a degree, with MSCI AC World Communication Services Index down 16.9%, finishing among the top five performing sectors, behind Healthcare, Consumer Staples, Information Technology, and Utilities.

Global equities rebounded strongly in the second quarter as major central banks and governments responded with massive stimulus packages to the COVID-19 pandemic and economies started to reopen. As lockdown measures eased, strong bounce-back in a number of economic indicators provided reasons for investor optimism. For example, U.S. retail trade sales were up 16.8% month-over-month in May, while Eurozone retail sales rose 17.8% during the same period. U.S. weekly jobless claims declined from 6.9 million for the week ended March 28 to 1.4 million for the week ending July 2. In addition, reports of positive trial data from potential coronavirus vaccines and therapeutics contributed to the market rebound. With that said, a re-acceleration in COVID-19 new cases in the United States in June and a relative lack of success in controlling the spread of the virus in several large emerging markets (Brazil, India, Russia) remained a concern.

Global equities gained in the third quarter, helped by gradual reopening of economies, with major central banks remaining largely accommodative, as well as optimism around progress made in the development of COVID-19 vaccines and therapeutics. The communication services sector was no exception, up 7.5% (moderately underperforming the broad index, as MSCI AC World IMI Index gained 8.1%). Sector performance was largely driven by Media & Entertainment (up 10.2%), led by gains in Facebook, Comcast, and Disney shares. On a regional basis, the sector exhibited divergent results, with solid gains, in U.S. dollar terms, in North America (+9.4%) and Japan (+12.8%), and relative softness in Europe (-3.1%) and Latin America (-1.5%).

Global equities continued to rally in the fourth quarter, with particular strength in November on positive COVID-19 vaccine announcements from Pfizer/BioNTech, Moderna, and AstraZeneca/Oxford. As a result, sectors that had previously been hit most severely by the pandemic, such as energy and financials (worst performers through the first nine months of 2020), led the market in the quarter. The communication services sector was up 15.0%, moderately underperforming the broad index, as MSCI AC World IMI Index gained 15.7%. Sector performance was largely driven by Media & Entertainment Industry Group (up 17.2%), helped by meaningful gains in Alphabet, Disney, and Comcast shares.

Selected holdings that contributed positively to performance in 2020 were:

T-Mobile US, Inc. (8.3% of net assets as of December 31, 2020) is the second largest wireless operator in the U.S., serving 98 million branded customers; Kinnevik AB (6.8%) is an investment company managing a portfolio of listed and unlisted holdings, with focus on e-commerce, healthcare, communications, and financial services; and SoftBank Group (5.7%) is an investment firm managing a portfolio of listed (including stakes in Alibaba, SoftBank Group Corp., and T-Mobile) and unlisted holdings (directly and through Vision Fund), with focus on artificial intelligence, robotics, and ride sharing.

Some of our weaker performing stocks during the year:

Telephone and Data Systems Inc. (1.7%) is a telecommunications company that provides communications services in the United States. It operates through three segments: U.S. Cellular, Wireline, and Cable; China Tower Corp., Ltd. (0.5%) provides telecommunication tower infrastructure services in the People’s Republic of

2

China; and ViacomCBS Inc. (No longer held as of December 31, 2020) is a globally-scaled content company with networks including CBS Showtime, Nickelodeon, MTV, Comedy Central, VH1, BET, thirty television stations, the Simon & Schuster publishing house and the Paramount movie studio.

Thank you for your investment in The Gabelli Global Content & Connectivity Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2020 (a) (Unaudited)

	1 Year	5 Year	10 Year	15 Year	Since Inception (11/1/93)
Class AAA (GABTX)	16.42%	6.66%	5.52%	5.23%	7.21%
MSCI AC World Telecommunication Services Index (b)	24.08	9.96	7.92	8.00	N/A
MSCI AC World Index	16.25	12.26	9.13	7.20	7.51	(c)
Class A (GTCAX)	16.43	6.63	5.50	5.22	7.21
With sales charge (d)	9.74	5.37	4.88	4.81	6.98
Class C (GTCCX)	16.44	6.03	4.82	4.50	6.64
With contingent deferred sales charge (e)	15.44	6.03	4.82	4.50	6.64
Class I (GTTIX)	16.42	7.17	5.91	5.54	7.39

 In the current prospectuses dated April 29, 2020, the gross expense ratios for Class AAA, A, C, and I Shares are 1.76%, 1.76%, 2.51%, and 1.51%, respectively, and the net expense ratio for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) is 0.92%. See page 11 for the expense ratios for the year ended December 31, 2020. The contractual reimbursements are in effect through April 30, 2021. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares, and Class C Shares is 5.75%, and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, June 2, 2000, and January 11, 2008, respectively. The actual performance for the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Telecommunication Services Index is an unmanaged index that measures the performance of the global telecommunication securities from around the world. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	MSCI AC World Telecommunication Services Index name changed to MSCI AC World Communication Services Index.
(c)	The MSCI AC World Index since inception performance is as of October 31, 1993.
(d)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

3

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL CONTENT & CONECTIVITY FUND (CLASS AAA SHARES)

AND MSCI AC WORLD INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

The Gabelli Global Content & Connectivity Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2020 through December 31, 2020	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio.

It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2020.

	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Content & Connectivity Fund
Actual Fund Return
Class AAA	$1,000.00	$1,250.80	0.90%	$5.09
Class A	$1,000.00	$1,250.80	0.90%	$5.09
Class C	$1,000.00	$1,250.70	0.90%	$5.09
Class I	$1,000.00	$1,250.40	0.90%	$5.09
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.61	0.90%	$4.57
Class A	$1,000.00	$1,020.61	0.90%	$4.57
Class C	$1,000.00	$1,020.61	0.90%	$4.57
Class I	$1,000.00	$1,020.61	0.90%	$4.57

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

5

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2020:

The Gabelli Global Content & Connectivity Fund

Communication Services	69.8%
Information Technology	10.8%
Financials	9.9%
Consumer Discretionary	5.1%
Real Estate	3.9%
Other Assets and Liabilities (Net)	0.5%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

6

The Gabelli Global Content & Connectivity Fund
Schedule of Investments — December 31, 2020

			Market
Shares		Cost	Value
	COMMON STOCKS — 97.6%
	COMMUNICATION SERVICES — 69.8%
	Telecommunication Services — 37.0%
	Wireless Telecommunication Services — 25.6%
	Wireless Telecommunication Services — 25.6%
60,000	America Movil SAB de CV, Cl. L,
	ADR	$201,263	$872,400
30,000	Anterix Inc.†	1,224,120	1,128,000
9,500	China Mobile Ltd., ADR	113,184	271,130
35,000	KDDI Corp.	254,810	1,039,272
37,500	Millicom International Cellular SA,
	SDR†	1,373,841	1,475,825
100,000	MTN Group	424,151	409,595
14,000	Rogers Communications Inc.,
	Cl. B	122,391	652,260
160,000	Sistema PJSC FC, GDR	759,698	1,200,000
60,000	SoftBank Group Corp	2,355,685	4,682,388
50,000	T-Mobile US Inc.†	1,216,301	6,742,500
55,000	Turkcell Iletisim Hizmetleri A/S,
	ADR	263,074	296,450
31,000	United States Cellular Corp.†	979,507	951,390
70,000	Vodafone Group plc, ADR	1,168,328	1,153,600
		10,456,353	20,874,810
	Diversified Telecommunication Services — 11.4%
	Integrated Telecommunication Services — 10.0%
17,000	AT&T Inc.	382,643	488,920
37,415,054	Cable & Wireless Jamaica Ltd.†(a)	499,070	304,671
2,750,000	China Tower Corp. Ltd., Cl. H	559,476	404,388
45,000	Deutsche Telekom AG	797,247	822,140
50,000	Telenor ASA	760,058	850,803
75,000	Telephone and Data Systems Inc	1,400,490	1,392,750
50,000	TELUS Corp	272,537	990,000
50,000	Verizon Communications Inc	1,547,765	2,937,500
		6,219,286	8,191,172
	Alternative Carriers — 1.4%
120,000	CenturyLink Inc..	1,431,139	1,170,000
	Media & Entertainment — 32.8%
	Media — 10.5%
	Cable & Satellite — 10.5%
115,000	WideOpenWest Inc.†	653,192	1,227,050
100,000	Comcast Corp., Cl. A	3,192,600	5,240,000
25,000	DISH Network Corp., Cl. A†	465,925	808,500
55,000	Liberty Global plc, Cl. C†	617,751	1,300,750
		4,929,468	8,576,300
	Interactive Media & Services — 14.6%
	Interactive Media & Services — 14.6%
3,700	Alphabet Inc., Cl. C†	3,957,942	6,481,956
20,000	Facebook Inc., Cl. A†	3,288,074	5,463,200
		7,246,016	11,945,156
			Market
Shares		Cost	Value
	Entertainment — 7.7%
	Movies & Entertainment — 5.9%
130,000	Borussia Dortmund GmbH & Co
	KGaA†	$915,226	$863,951
17,000	Liberty Media Corp.- Liberty
	Braves, Cl. C†	315,483	422,960
4,000	Madison Square Garden Sports
	Corp.†	335,768	736,400
35,000	Manchester United plc, Cl. A	516,494	585,900
135,000	OL Groupe SA†	399,329	356,233
10,000	The Walt Disney Co.†	1,008,300	1,811,800
		3,490,600	4,777,244
	Interactive Home Entertainment — 1.8%
4,000	Take-Two Interactive Software
	Inc.†	411,703	831,160
6,500	Ubisoft Entertainment SA†	472,844	626,047
		884,547	1,457,207
	TOTAL COMMUNICATION SERVICES	34,657,409	56,991,889
	FINANCIALS — 9.8%
	Diversified Financials — 9.8%
	Diversified Financial Services — 9.8%
	Multi-Sector Holdings — 9.8%
110,000	Kinnevik AB, Cl. B	2,525,063	5,555,083
4,460	Old Mutual Ltd	12,500	4,472
172,000	VNV Global AB†	1,265,874	2,445,914
12,000	Waterloo Investment Holdings
	Ltd.†(a)	1,432	3,600
		3,804,869	8,009,069
	TOTAL FINANCIALS	3,804,869	8,009,069
	INFORMATION TECHNOLOGY — 9.1%
	Technology Hardware & Equipment — 3.1%
	Technology Hardware, Storage & Peripherals — 1.9%
	Technology Hardware, Storage & Peripherals — 1.9%
12,000	Apple Inc.	479,081	1,592,280
	Electronic Equipment, Instruments & Components — 1.2%
	Electronic Equipment & Instruments — 1.2%
9,500	Sony Corp., ADR	632,097	960,450
	Software & Services — 6.0%
	Software — 2.3%
	Systems Software — 2.3%
8,500	Microsoft Corp	1,163,463	1,890,570
	IT Services — 3.7%
	Internet Services and Infrastructure — 0.7%
20,000	GMO internet Inc.	550,272	573,532
	Data Processing & Outsourced Services — 3.0%
3,500	Mastercard Inc., Cl. A	687,702	1,249,290

See accompanying notes to financial statements.

7

The Gabelli Global Content & Connectivity Fund

Schedule of Investments (Continued) — December 31, 2020

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY (Continued)
	Software & Services (Continued)
	IT Services (Continued)
	Data Processing & Outsourced Services (Continued)
2,500	PayPal Holdings Inc.†	$226,636	$585,500
2,500	Visa Inc., Cl. A	287,388	546,825
		1,201,726	2,381,615
	TOTAL INFORMATION TECHNOLOGY	4,026,639	7,398,447
	CONSUMER DISCRETIONARY — 5.0%
	Retailing — 5.0%
	Internet & Direct Marketing Retail — 5.0%
	Internet & Direct Marketing Retail — 5.0%
14,000	Naspers Ltd., Cl. N	2,666,537	2,876,550
11,500	Prosus NV	933,143	1,241,367
		3,599,680	4,117,917
	TOTAL CONSUMER
	DISCRETIONARY	3,599,680	4,117,917
	REAL ESTATE — 3.9%
	Real Estate — 3.9%
	Equity Real Estate Investment Trusts — 3.9%
	Specialized REITs — 3.9%
4,500	Crown Castle International Corp.,
	REIT	627,376	716,355
7,500	Digital Realty Trust Inc., REIT	982,368	1,046,325
2,000	Equinix Inc., REIT	160,513	1,428,360
		1,770,257	3,191,040
	TOTAL REAL ESTATE	1,770,257	3,191,040
	TOTAL COMMON STOCKS	47,858,854	79,708,362
	CLOSED-END FUNDS — 0.1%
	CONSUMER DISCRETIONARY — 0.1%
	Retailing — 0.1%
	Internet & Direct Marketing Retail — 0.1%
	Internet & Direct Marketing Retail — 0.1%
5,800	Altaba Inc., Escrow†	0	84,390

	PREFERRED STOCKS — 1.7%
	INFORMATION TECHNOLOGY — 1.7%
	Technology - Hardware and Equipment — 1.7%
	Technology Hardware, Storage & Peripherals — 1.7%
	Technology Hardware, Storage & Peripherals — 1.7%
20,000	Samsung Electronics Co. Ltd.,
	10.630%,	816,577	1,355,058

			Market
Shares		Cost	Value
	WARRANTS — 0.1%
	FINANCIALS — 0.1%
	Diversified Financials — 0.1%
	Diversified Financial Services — 0.1%
	Multi-Sector Holdings — 0.1%
31,463	VNV Global AB, expire 08/10/23†	$0	$82,218

Principal
Amount
	CORPORATE BONDS — 0.0%
	COMMUNICATION SERVICES — 0.0%
	Telecommunication Services — 0.0%
	Wireless Telecommunication Services — 0.0%
	Wireless Telecommunication Services — 0.0%
$32,808	Econet Wireless Zimbabwe Ltd.,
	5.000%, 03/17/23(a)	1,856	1,532

	TOTAL INVESTMENTS — 99.5%	$48,677,287	81,231,560
	Other Assets and Liabilities (Net) — 0.5%		409,031
	NET ASSETS — 100.0%		$81,640,591

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	59.8%	$48,617,773
Europe	23.2	18,856,281
Japan	8.9	7,255,641
South Africa	4.1	3,290,617
Asia/Pacific.	2.5	2,030,577
Latin America	1.5	1,180,671
	100.0%	$81,231,560

See accompanying notes to financial statements.

8

The Gabelli Global Content & Connectivity Fund

Statement of Assets and Liabilities
December 31,2020

Assets:
Investments, at value (cost $48,677,287)	$81,231,560
Foreign currency, at value (cost $1,362)	1,151
Cash	953
Receivable for investments sold	723,840
Receivable for Fund shares sold	113
Receivable from Adviser	44,207
Dividends receivable	80,169
Prepaid expenses	31,537
Total Assets	82,113,530
Liabilities:
Line of credit payable	128,000
Payable for Fund shares redeemed	98,375
Payable for investment advisory fees	68,355
Payable for distribution fees	14,216
Payable for accounting fees	3,750
Payable for legal and audit fees	46,304
Payable for shareholder communications
expenses	72,574
Payable for shareholder services fees	26,615
Other accrued expenses.	14,750
Total Liabilities	472,939
Net Assets
(applicable to 3,682,898 shares outstanding)	$81,640,591
Net Assets Consist of:
Paid-in capital	$50,938,655
Total distributable earnings	30,701,936
Net Assets	$81,640,591

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share
($67,238,994 ÷ 3,031,679 shares outstanding;
150,000,000 shares authorized)	$22.18
Class A:
Net Asset Value and redemption price per share
($421,947 ÷ 18,854 shares outstanding; 50,000,000
shares authorized)	$22.38
Maximum offering price per share (NAV ÷ 0.9425, based
on maximum sales charge of 5.75% of the offering
price)	$23.75
Class C:
Net Asset Value and offering price per share ($48,994 ÷
2,269.70 shares outstanding; 50,000,000 shares
authorized)	$21.59	(a)
Class I:
Net Asset Value, offering, and redemption price per share
($13,930,656 ÷ 630,095 shares outstanding;
50,000,000 shares authorized)	$22.11

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding taxes of
$83,342)	$968,563
Non-cash dividends	87,790
Interest	5,378
Total Investment Income	1,061,731
Expenses:
Investment advisory fees	718,431
Distribution fees - Class AAA	148,723
Distribution fees - Class A	942
Distribution fees - Class C	523
Shareholder services fees	83,563
Shareholder communications expenses	75,485
Registration expenses	47,889
Legal and audit fees	47,403
Accounting fees	45,000
Custodian fees	37,541
Directors’ fees	15,006
Interest expense	1,844
Miscellaneous expenses	19,656
Total Expenses	1,242,006
Less:
Expenses paid indirectly by broker
(See Note 6)	(2,356)
Expense reimbursements (See Note 3)	(591,218)
Total Credits and Reimbursements	(593,574)
Net Expenses	648,432
Net Investment Income	413,299
Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized gain on investments	1,124,043
Net realized loss on foreign currency transactions	(163)
Net realized gain on investments and foreign
currency transactions	1,123,880
Net change in unrealized appreciation/depreciation:
on investments	9,707,720
on foreign currency translations	914
Net change in unrealized appreciation/depreciation
on investments and foreign currency
translations	9,708,634
Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency	10,832,514
Net Increase in Net Assets Resulting from
Operations	$11,245,813

See accompanying notes to financial statements.

9

The Gabelli Global Content & Connectivity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$413,299	$1,380,838
Net realized gain on investments and foreign currency transactions	1,123,880	3,387,223
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	9,708,634	6,765,125
Net Increase in Net Assets Resulting from Operations	11,245,813	11,533,186
Distributions to Shareholders:
Accumulated earnings
Class AAA	(2,020,392)	(3,972,615)
Class A	(12,531)	(22,666)
Class C	(1,503)	(3,829)
Class I	(419,204)	(855,412)
Total Distributions to Shareholders	(2,453,630)	(4,854,522)

Capital Share Transactions:
Class AAA	(4,994,337)	(3,728,999)
Class A	(4,783)	127,427
Class C	(36,787)	(221,139)
Class I	(93,032)	(979,121)
Net Decrease in Net Assets from Capital Share Transactions	(5,128,939)	(4,801,832)

Redemption Fees	4	25
Net Increase in Net Assets	3,663,248	1,876,857
Net Assets:
Beginning of year	77,977,343	76,100,486
End of year	$81,640,591	$77,977,343

See accompanying notes to financial statements.

10

The Gabelli Global Content & Connectivity Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement(c)		Portfolio Turnover Rate
Class AAA
2020	$19.64	$0.11	(d)	$3.11	$3.22	$(0.46)	$(0.22)	—	$(0.68)	$0.00	$22.18	16.4%	$67,239	0.57	%(d)	1.77%	0.90	%(e)	41%
2019	18.08	0.32		2.51	2.83	(0.37)	(0.90)	—	(1.27)	0.00	19.64	15.6	65,024	1.63		1.74	1.69	(e)	14
2018	21.77	0.16		(2.76)	(2.60)	(0.15)	(0.93)	$(0.01)	(1.09)	0.00	18.08	(11.9)	63,196	0.78		1.72	1.72		19
2017	20.43	0.11		2.63	2.74	(0.14)	(1.26)	—	(1.40)	—	21.77	13.4	81,832	0.48		1.73	1.73		22
2016	21.30	0.27		0.29	0.56	(0.28)	(1.13)	(0.02)	(1.43)	0.00	20.43	2.7	87,893	1.23		1.65	1.65	(f)	9
Class A
2020	$19.81	$0.11	(d)	$3.14	$3.25	$(0.46)	$(0.22)	—	$(0.68)	$0.00	$22.38	16.4%	$422	0.59	%(d)	1.77%	0.90	%(e)	41%
2019	18.23	0.36		2.50	2.86	(0.38)	(0.90)	—	(1.28)	0.00	19.81	15.6	374	1.80		1.74	1.68	(e)	14
2018	21.94	0.16		(2.79)	(2.63)	(0.14)	(0.93)	$(0.01)	(1.08)	0.00	18.23	(11.9)	231	0.76		1.72	1.72		19
2017	20.58	0.10		2.66	2.76	(0.14)	(1.26)	—	(1.40)	—	21.94	13.4	576	0.43		1.73	1.73		22
2016	21.29	0.15		0.38	0.53	(0.09)	(1.13)	(0.02)	(1.24)	0.00	20.58	2.5	661	0.68		1.65	1.65	(f)	9
Class C
2020	$19.13	$0.10	(d)	$3.04	$3.14	$(0.46)	$(0.22)	—	$(0.68)	—	$21.59	16.4%	$49	0.54	%(d)	2.52%	0.90	%(e)	41%
2019	17.45	0.04		2.55	3	(0.01)	(0.90)	—	(0.91)	$0.00	19.13	14.8	84	0.19		2.49	2.45	(e)	14
2018	21.08	0.02		(2.68)	(2.66)	(0.03)	(0.93)	$(0.01)	(0.97)	0.00	17.45	(12.6)	279	0.08		2.47	2.47		19
2017	19.85	(0.06)		2.55	2.49	—	(1.26)	—	(1.26)	—	21.08	12.5	267	(0.28)		2.48	2.48		22
2016	20.71	0.09		0.30	0.39	(0.10)	(1.13)	(0.02)	(1.25)	0.00	19.85	1.9	328	0.42		2.40	2.40	(f)	9
Class I
2020	$19.58	$0.11	(d)	$3.10	$3.21	$(0.46)	$(0.22)	—	$(0.68)	$0.00	$22.11	16.4%	$13,931	0.58	%(d)	1.52%	0.90	%(e)	41%
2019	18.03	0.46		2.51	2.97	(0.52)	(0.90)	—	(1.42)	0.00	19.58	16.4	12,495	2.33		1.49	0.99	(e)	14
2018	21.75	0.32		(2.79)	(2.47)	(0.31)	(0.93)	$(0.01)	(1.25)	0.00	18.03	(11.3)	12,394	1.52		1.47	1.00	(e)	19
2017	20.40	0.28		2.62	2.90	(0.29)	(1.26)	—	(1.55)	—	21.75	14.2	14,374	1.26		1.48	1.00	(e)	22
2016	21.27	0.30		0.33	0.63	(0.35)	(1.13)	(0.02)	(1.50)	0.00	20.40	3.0	6,361	1.41		1.40	1.35	(e)(f)	9

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2020, 2019, 2018, 2017 and 2016, there was no impact to the expense ratios.
(d)	Includes income resulting from special dividends. Without these dividends, the per share income amounts would have been 0.09 (Class AAA and Class A), 0.08 (Class C), and 0.09 (Class I), and the net investment income ratio would have been 0.45% (Class AAA), 0.47% (Class A), 0.41% (Class C), and 0.46% (Class I), respectively.
(e)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $591,218 and $91,150 for the years ended December 31, 2020 and 2019, and certain Class I expenses to the Fund of $70,600, $56,231, and $899 for the years ended 2018, 2017, and 2016, respectively.
(f)	During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.22% (Class AAA), 1.54% (Class A), 1.99% (Class C), and 0.95% (Class I).

See accompanying notes to financial statements.

11

The Gabelli Global Content & Connectivity Fund
Notes to Financial Statements

1. Organization. The Gabelli Global Content & Connectivity Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which added, removed and modified certain aspects relating to fair value disclosure. Management has fully adopted the ASU 2018-13 updates in these financial statements.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board

12

The Gabelli Global Content & Connectivity Fund
Notes to Financial Statements (Continued)

shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

13

The Gabelli Global Content & Connectivity Fund
Notes to Financial Statements (Continued)

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Communication Services	$56,687,218	—	$304,671	$56,991,889
Financials	8,000,997	$ 4,472	3,600	8,009,069
Other (a)	14,707,404	—	—	14,707,404
Total Common Stocks	79,395,619	4,472	308,271	79,708,362
Preferred Stock (a)	1,355,058	—	—	1,355,058
Closed-End Funds (a)	—	84,390	—	84,390
Warrants (a)	82,218	—	—	82,218
Corporate Bonds (a)	—	—	1,532	1,532
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$80,832,895	$88,862	$309,803	$81,231,560

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have any transfers into or out of Level 3 during the year ended December 31, 2020.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange

14

The Gabelli Global Content & Connectivity Fund
Notes to Financial Statements (Continued)

rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. As of December 31, 2020, the Fund did not hold any restricted securities.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately less than one basis points.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on

15

The Gabelli Global Content & Connectivity Fund
Notes to Financial Statements (Continued)

the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, sales relating to investments considered no longer to be passive foreign investments, capital gain adjustment on sale of real estate investment trusts and redesignation of dividends paid. These reclassifications have no impact on the NAV of the Fund.

The tax character of distributions paid during the years ended December 31, 2020 and 2019 were was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Distributions paid from:
Ordinary income (inclusive of short term capital gains	$1,966,445	$1,903,819
Net long term capital gains.	487,185	2,950,703
Total distributions paid.	$2,453,630	$4,854,522

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$233,968
Net unrealized appreciation on investments and foreign currency translations	30,467,968
Total	$30,701,936

16

The Gabelli Global Content & Connectivity Fund
Notes to Financial Statements (Continued)

At December 31, 2020, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments considered to be a passive foreign investment company.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2020.

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$50,763,968	$31,671,441	$(1,203,849)	$30,467,592

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Through November 30, 2019, the Adviser had agreed to waive and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of Class I (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00% of the value of that class’s average daily net assets. Effective December 1, 2019, the Adviser amended its contractual agreement with respect to each share class of the Fund to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2021, at no more than 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. During the year ended December 31, 2020, the Adviser reimbursed expenses in the amount of $591,218. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The agreement is renewable annually. At December 31, 2020, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $682,368:

For the year ended December 31, 2019, expiring December 31, 2021	$91,150
For the year ended December 31, 2020, expiring December 31, 2022	591,218
$682,368

17

The Gabelli Global Content & Connectivity Fund
Notes to Financial Statements (Continued)

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2020, other than short term securities and U.S. Government obligations, aggregated $29,704,567 and $36,379,191, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2020, the Fund paid brokerage commissions on security trades of $9,376 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $77 from investors representing commissions (sales charges and underwriters fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,356.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2020, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 3, 2021 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2020, there was $128,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2020 was $72,825 with a weighted average interest rate of 1.99%. The maximum amount borrowed at anytime during the year ended December 31, 2020 was $2,145,000.

8. Capital Stock. The Fund currently offers three classes of shares – Class AAA Shares, Class A Shares, and Class I Shares. Effective January 27, 2020, (the Effective Date) the Fund’s Class AAA, Class A and Class C Shares “closed to purchases from new investors”. “Closed to purchases from new investors” means (i) with respect to the Class AAA and Class A shares, no new investors may purchase shares of such classes, but

18

The Gabelli Global Content & Connectivity Fund
Notes to Financial Statements (Continued)

existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C Shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes had no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. Additionally, on the Effective Date Class I shares of the Fund became available to investors with a minimum initial investment amount of $1,000 when purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2020 and 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	9,747	$184,252	18,269	$359,384
Shares issued upon reinvestment of distributions	87,160	1,928,858	192,809	3,794,424
Shares redeemed	(376,417)	(7,107,447)	(395,781)	(7,882,807)
Net decrease	(279,510)	$(4,994,337)	(184,703)	$(3,728,999)
Class A
Shares sold	2,153	$38,059	11,470	$233,058
Shares issued upon reinvestment of distributions	425	9,480	879	17,451
Shares redeemed	(2,584)	(52,322)	(6,170)	(123,082)
Net increase/(decrease).	(6)	$(4,783)	6,179	$127,427
Class C
Shares sold	—	—	957	$18,383
Shares issued upon reinvestment of distributions	70	$1,500	186	3,567
Shares redeemed	(2,220)	(38,287)	(12,687)	(243,089)
Net decrease	(2,150)	$(36,787)	(11,544)	$(221,139)
Class I
Shares sold	19,112	$362,606	18,555	$366,674
Shares issued upon reinvestment of distributions	16,760	369,729	40,293	790,553
Shares redeemed	(43,988)	(825,367)	(108,204)	(2,136,348)
Net decrease	(8,116)	$(93,032)	(49,356)	$(979,121)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

19

The Gabelli Global Content & Connectivity Fund
Notes to Financial Statements (Continued)

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

20

The Gabelli Global Content & Connectivity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Content & Connectivity Fund

and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Content & Connectivity Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania
February 26, 2021

21

The Gabelli Global Content & Connectivity Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2020, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2020) against a peer group of six other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all retail and institutional telecommunication funds, regardless of asset size or primary channel of distribution, as represented by the Lipper Telecom Fund Index. The Independent Board Members noted that the Fund’s performance was in the fourth (lowest) quartile for the one, three, five year, and ten year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the fourth quintile for the one and three year periods and in the fifth quintile for the five and ten year periods. The Independent Board Members discussed the reasons for the Fund’s underperformance.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative charge and with a standalone administrative charge and noted the impact of the expense limitation agreement. The Independent Board Members also noted that a substantial portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of four other telecommunications funds selected by Broadridge (the Broadridge Expense Peer Group), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted the effect of the expense limitation agreement in place for the Fund. The Independent Board Members noted that the Fund’s total expense ratio was the second highest in the Adviser Peer Group and the lowest in the Broadridge Expense Peer Group, and that the Fund’s size was generally smaller than average within both peer groups. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider

22

The Gabelli Global Content & Connectivity Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services. The Independent Board Members noted the reasons for the Fund’s underperformance and the steps the Adviser was taking to improve performance. The Independent Board Members requested that the Adviser present at the next regular meeting of the Board a report on steps the Adviser has taken to improve the Fund’s performance and noted that the Adviser’s ongoing efforts to improve Fund performance will be an important factor in the Board’s review of the Advisory Agreement next year. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were acceptable, and that economies of scale were not a significant factor in their thinking at this time. In this regard, the Independent Board Members noted that the Board approved amendments to the contractual Expense Deferral Agreement between the Adviser and the Corporation, on behalf of each Fund, pursuant to which the net expense ratio for each share class of each Fund was reduced to 0.90%, effective December 1, 2019. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

23

The Gabelli Global Content & Connectivity Fund Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Content & Connectivity Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTORS[4]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 78	Since 1993	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)
John D. Gabelli Director Age: 76	Since 1993	12	Former Senior Vice President of G.research, LLC	—
INDEPENDENT DIRECTORS[5]:
E. Val Cerutti Director Age: 81	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)
Anthony J. Colavita[6] Director Age: 85	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—
Werner J. Roeder Director Age: 80	Since 1993	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—
Anthonie C. van Ekris[6] Director Age: 86	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—
Salvatore J. Zizza[7] Director Age: 75	Since 2004	31

President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)

				Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

24

The Gabelli Global Content & Connectivity Fund
Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 69	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC (January 2020-November 2020)
John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017
Peter Goldstein Secretary Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)
Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

25

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI GLOBAL CONTENT & CONNECTIVITY FUND

One Corporate Center
Rye, NY 10580-1422

Portfolio Management Team Biographies

Evan D. Miller, CFA, joined G.research, LLC in 2002 as a research analyst following the telecommunications industry on a global basis. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and the Fund. Prior to joining Gabelli, his career spanned nearly a quarter century in the telecommunications industry with corporate strategy and business development positions. Mr. Miller holds an MBA in Finance from the University of Chicago and a BA in Economics from Northwestern University.

Sergey Dluzhevskiy, CFA, CPA, joined G.research, LLC in 2005 as a research analyst covering the North American telecommunications industry. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and the Fund. Prior to joining Gabelli, Mr. Dluzhevskiy was a senior accountant at Deloitte. He received his undergraduate degree from Case Western Reserve University and an MBA at the Wharton School of the University of Pennsylvania.

2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2020, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.5042, $0.5042, $0.5042, and $0.5042, per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $487,185, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2020, 20.40% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 44.45% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.19% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year of 2020, the Fund did not have foreign tax credits.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2020 which was derived from U.S. Treasury securities was 0.09%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2020. The percentage of U.S. Government securities held as of December 31, 2020 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL CONTENT & CONNECTIVITY FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com

GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

John D. Gabelli

Former Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Content & Connectivity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB401Q420AR

The Gabelli Global Growth Fund

Annual Report — December 31, 2020

(Y)our Portfolio Management Team

Caesar M. P. Bryan Portfolio Manager	Howard F. Ward, CFA Portfolio Manager	Christopher D. Ward, CFA Associate Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2020, the net asset value (NAV) total return per Class I Share of The Gabelli Global Growth Fund was 35.4% compared with a total return of 16.3% for the Morgan Stanley Capital International (MSCI) All Country (AC) World Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2020.

Performance Discussion (Unaudited)

The Fund’s investment objective is to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

The Fund’s investment strategy is to invest at least 65% of its total assets in common stocks of companies, which the portfolio managers believe are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Growth Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund’s total net assets is invested in securities of non-U.S. issuers.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

The market was on fragile footing entering the New Year. Various measures of risk suggested the market was priced for perfection. Corporate credit spreads, high yield credit default swap spreads and volatility (CBOE Volatility Index) sat at historic lows. March nonfarm payrolls fell by 701,000 driving the unemployment rate from 3.5% to 4.4%. The steepness of the employment decline was unprecedented. The 35% decline in the S&P 500 from February 19 to March 23, marked the steepest bear market in history.

The steepest bear market in history was followed by the sharpest rebound in history. Yet, three months later, the path forward remained murky. Businesses that were fortunate enough to muddle through with the help of the Paycheck Protection Programs loans were now facing the threat of a delayed reopening. Meanwhile, we witnessed a tectonic shift in consumer and business behavior. COVID-19 has served as a force function for consumers to experiment with new shopping channels, payment methods, and in-home entertainment. The U.S. unemployment rate improved to 11.1% in June from a peak of 14.7% in April with the tech sector continuing to be the source of employment growth. Meanwhile, low mortgage rates, pent up demand, and lean inventories drove a surge in mortgage applications.

The whipsaw price action of the market through the third quarter 2020 was a great lesson in market timing. The unprecedented one month 35% decline in the S&P 500 was followed by a 60% rise, the best 6-month stretch on record. Even a few days’ worth of holding cash could have severely impaired performance. As COVID-19 breached our shores, the market sell-off catalyzed the Fed to respond with unprecedented easy money. Though multiple contraction in the stock market was widespread, it was cyclical stocks that received the biggest hit to both multiples and earnings estimates.

Asset class returns for calendar 2020 exemplify why aggregates can be misleading. Returns for the year show distinct outperformance of large cap over small cap and growth over value. The top performing factors for the year were sales growth, momentum, and high price to earnings ratios. However, returns off the March market low tell a different story. Small caps and cyclicals led the recovery, with the news of over 90% efficacy rates for Pfizer and Moderna vaccines serving as a clear inflection point. Though it will take time to deliver widespread inoculation, the discounting mechanism of the market now has a firmer timetable for economic recovery.

Selected holdings that contributed positively to performance in 2020 were: Amazon.com Inc. (4.5% of net assets as of December 31, 2020) launched in 1995 as an online book retailer and has evolved into a dominant e-commerce platform and public cloud provider; Adyen NV. (3.2%), operates a global payments platform that integrates the full payments stack – gateway, risk management, processing, acquiring and settlement into a single integrated platform; and Nvidia Corp. (2.6%) designs graphics processing units for the gaming and professional markets, as well as system on a chip units for the mobile computing and automotive market.

Some of our weaker performing holdings during the year were: Jardine Matheson Holdings Ltd. (No longer held as December 31, 2020), whose businesses range from automobile and hotels to supermarkets all around Asia; Aon PLC. (No longer held) is a large Anglo-American-Irish global professional services firm that sells a range of financial risk-mitigation products, including insurance, pension administration, and health-insurance plan; and HDFC Bank Ltd-ADR (No longer held), an Indian banking and financial services company.

Thank you for your investment in The Gabelli Global Growth Fund.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through December 31, 2020 (a) (Unaudited)

	1 Year	5 Year	10 Year	15 Year	Since Inception (2/7/94)
Class I (GGGIX)	35.39%	18.05%	13.31%	10.12%	10.40%
Class AAA (GICPX)	35.43	17.58	12.87	9.77	10.20
MSCI AC World Index	16.25	12.26	.9.13	7.20	7.37	(b)
Lipper Global Large-Cap Growth Fund Classification	.27.59	15.43	11.31	8.64	N/A
Class A (GGGAX)	35.38	17.57	12.87	9.77	10.21
With sales charge (c)	27.60	16.19	12.20	9.34	9.96
Class C (GGGCX)	35.41	16.88	12.12	9.01	9.60
With contingent deferred sales charge (d)	34.41	16.88	12.12	9.01	9.60

In the current prospectuses dated April 29, 2020, the gross expense ratios for Class AAA, A, C, and I Shares are 1.63%, 1.63%, 2.38%, and 1.38%, respectively, and the net expense ratio for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) is 0.90%. See page 10 for the expense ratios for the year ended December 31, 2020. The contractual reimbursements are in effect through April 30, 2021. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 2, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class A and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	The MSCI AC World Index since inception performance is as of January 31, 1994.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL GROWTH FUND (CLASS AAA SHARES), MSCI AC WORLD INDEX, AND

LIPPER GLOBAL LARGE-CAP GROWTH FUND CLASSIFICATION (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The Gabelli Global Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2020 through December 31, 2020	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2020.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/20	12/31/20	Ratio	Period*
The Gabelli Global Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,243.50	0.90%	$5.08
Class A	$1,000.00	$1,243.30	0.90%	$5.08
Class C	$1,000.00	$1,243.50	0.90%	$5.08
Class I	$1,000.00	$1,243.40	0.90%	$5.08
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.61	0.90%	$4.57
Class A	$1,000.00	$1,020.61	0.90%	$4.57
Class C	$1,000.00	$1,020.61	0.90%	$4.57
Class I	$1,000.00	$1,020.61	0.90%	$4.57

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2020:

The Gabelli Global Growth Fund

Information Technology	42.5%
Consumer Discretionary	17.2%
Communication Services	11.9%
Health Care	10.1%
Consumer Staples	5.3%
Industrials	4.5%
Financials	2.9%
Utilities	2.1%
Real Estate	1.6%
Materials	0.8%
Other Assets and Liabilities (Net)	1.1%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli Global Growth Fund
Schedule of Investments — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 98.9%
	INFORMATION TECHNOLOGY — 42.5%
5,400	Adobe Inc. †	$799,715	$2,700,648
2,680	Adyen NV†	1,775,779	6,227,092
40,000	Anaplan Inc.†	2,350,718	2,874,000
57,040	Apple Inc	3,285,365	7,568,638
12,470	ASML Holding NV	4,014,439	6,081,868
14,200	Atlassian Corp. plc, Cl. A†	1,790,049	3,320,954
36,000	Cloudflare Inc., Cl. A†	2,015,978	2,735,640
16,800	CrowdStrike Holdings Inc., Cl. A†	2,573,941	3,558,576
5,700	Datadog Inc., Cl. A†	625,357	561,108
12,890	Keyence Corp	2,755,850	7,250,845
4,700	Lam Research Corp	1,247,970	2,219,669
8,500	Lasertec Corp	947,272	997,670
6,700	Mastercard Inc., Cl. A	93,730	2,391,498
41,300	Microsoft Corp	1,765,756	9,185,946
16,700	Murata Manufacturing Co. Ltd.	1,439,050	1,511,843
9,600	NVIDIA Corp.	2,223,258	5,013,120
14,000	PayPal Holdings Inc.†	1,263,317	3,278,800
21,500	QUALCOMM Inc.	2,523,054	3,275,310
7,000	ServiceNow Inc.†	2,060,836	3,853,010
4,000	Snowflake Inc., Cl. A†	844,370	1,125,600
25,500	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,348,393	2,780,520
17,000	Visa Inc., Cl. A	301,339	3,718,410
	TOTAL INFORMATION TECHNOLOGY	38,045,536	82,230,765
	CONSUMER DISCRETIONARY — 17.2%
9,200	adidas AG†	2,327,270	3,347,006
11,355	Alibaba Group Holding Ltd., ADR†	2,096,322	2,642,649
2,660	Amazon.com Inc.†	3,541,389	8,663,434
11,000	Aptiv plc	1,406,078	1,433,190
2,000	Christian Dior SE	290,698	1,110,781
4,020	Kering SA	2,512,007	2,917,450
7,300	Lululemon Athletica Inc.†	984,970	2,540,619
4,400	LVMH Moet Hennessy Louis Vuitton SE	738,860	2,754,406
46,000	Puma SE†	2,812,317	5,176,238
9,700	The Home Depot Inc.	2,334,892	2,576,514
	TOTAL CONSUMER DISCRETIONARY	19,044,803	33,162,287
	COMMUNICATION SERVICES — 11.9%
810	Alphabet Inc., Cl. A†	238,018	1,419,638
1,716	Alphabet Inc., Cl. C†	1,992,787	3,006,226
17,200	Facebook Inc., Cl. A†	3,234,791	4,698,352
9,000	Netflix Inc.†	3,567,800	4,866,570
12,300	Take-Two Interactive Software Inc.†	2,114,811	2,555,817
66,500	Tencent Holdings Ltd.	3,294,940	4,784,928
Shares		Cost	Market Value
9,000	The Walt Disney Co.†	$1,217,304	$1,630,620
	TOTAL COMMUNICATION SERVICES	15,660,451	22,962,151
	HEALTH CARE — 10.1%
7,900	Danaher Corp	694,381	1,754,906
23,200	Edwards Lifesciences Corp	1,226,764	2,116,536
10,400	M3 Inc.	941,183	982,460
20,000	Medtronic plc	2,309,372	2,342,800
19,500	PerkinElmer Inc	2,275,337	2,798,250
11,850	Thermo Fisher Scientific Inc	3,005,432	5,519,493
5,600	UnitedHealth Group Inc	1,633,101	1,963,808
12,600	Zoetis Inc	716,245	2,085,300
	TOTAL HEALTH CARE	12,801,815	19,563,553
	CONSUMER STAPLES — 5.3%
4,300	Costco Wholesale Corp.	674,475	1,620,154
244,000	Davide Campari-Milano NV	1,587,841	2,796,809
11,200	L’Oreal SA	2,058,684	4,273,384
7,756	Pernod Ricard SA	917,464	1,489,513
	TOTAL CONSUMER STAPLES	5,238,464	10,179,860
	INDUSTRIALS — 4.5%
15,500	FANUC Corp	3,274,402	3,826,161
33,100	IHS Markit Ltd.	1,767,935	2,973,373
15,400	Nidec Corp	1,908,666	1,948,223
	TOTAL INDUSTRIALS	6,951,003	8,747,757
	FINANCIALS — 2.9%
34,000	Investor AB, Cl. B	1,614,108	2,474,634
45,800	Morgan Stanley	2,791,363	3,138,674
	TOTAL FINANCIALS	4,405,471	5,613,308
	UTILITIES — 2.1%
34,000	NextEra Energy Inc	1,719,002	2,623,100
21,000	NextEra Energy Partners LP	1,406,910	1,408,050
	TOTAL UTILITIES	3,125,912	4,031,150
	REAL ESTATE — 1.6%
6,500	American Tower Corp	1,025,270	1,458,990
10,350	Crown Castle International Corp., REIT	1,255,632	1,647,617
	TOTAL REAL ESTATE	2,280,902	3,106,607
	MATERIALS — 0.8%
2,140	The Sherwin-Williams Co	1,049,693	1,572,707

	TOTAL COMMON STOCKS	108,604,050	191,170,145

	TOTAL INVESTMENTS — 98.9%	$108,604,050	191,170,145
	Other Assets and Liabilities (Net) — 1.1%		2,107,441
	NET ASSETS — 100.0%		$193,277,586

†	Non-income producing security.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

6

The Gabelli Global Growth Fund

Schedule of Investments (Continued) — December 31, 2020

Geographic Diversification	% of Market Value	Market Value
United States	59.2%	$113,184,729
Europe	23.8	45,398,544
Japan	8.6	16,517,202
Asia/Pacific	7.1	13,529,051
Canada	1.3	2,540,619
	100.0%	$191,170,145

See accompanying notes to financial statements.

7

The Gabelli Global Growth Fund

Statement of Assets and Liabilities December 31, 2020
Assets:
Investments, at value (cost $108,604,050)	$191,170,145
Cash	102
Receivable for investments sold	4,006,838
Receivable for Fund shares sold	151,038
Receivable from Adviser	94,080
Dividends receivable	101,623
Prepaid expenses	47,712
Total Assets	195,571,538

Liabilities:
Line of credit payable	691,000
Payable for investments purchased	1,188,805
Payable for Fund shares redeemed	45,067
Payable for investment advisory fees	159,926
Payable for distribution fees	27,284
Payable for accounting fees	3,750
Other accrued expenses	178,120
Total Liabilities	2,293,952
Net Assets (applicable to 4,083,326 shares outstanding)	$193,277,586

Net Assets Consist of:
Paid-in capital	$111,030,833
Total distributable earnings	82,246,753
Net Assets	$193,277,586
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($115,210,032 ÷ 2,449,323 shares outstanding; 75,000,000 shares authorized)	$47.04
Class A:
Net Asset Value and redemption price per share ($4,803,630 ÷ 102,180 shares outstanding; 50,000,000 shares authorized)	$47.01
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$49.88
Class C:
Net Asset Value and offering price per share ($2,376,431 ÷ 62,051 shares outstanding; 25,000,000 shares authorized)	$38.30	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($70,887,493 ÷ 1,469,772 shares outstanding; 25,000,000 shares authorized)	$48.23

(a)	Redemption price varies based on the length of time held.
Statement of Operations For the Year Ended December 31, 2020
Investment Income:
Dividends (net of foreign withholding taxes of $55,943)	$1,065,374
Interest	3,037
Total Investment Income	1,068,411
Expenses:
Investment advisory fees	1,419,282
Distribution fees - Class AAA	240,610
Distribution fees - Class A	12,602
Distribution fees - Class C	22,835
Shareholder services fees	105,212
Shareholder communications expenses	88,941
Registration expenses	58,775
Legal and audit fees	58,588
Accounting fees	45,000
Directors’ fees	31,293
Custodian fees	28,755
Interest expense	539
Miscellaneous expenses.	41,714
Total Expenses	2,154,146
Less:
Expense reimbursements (See Note 3)	(876,253)
Net Expenses	1,277,893
Net Investment Loss	(209,482)
Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investments	4,420,962
Net realized gain on foreign currency transactions	1,175
Net realized gain on investments and foreign currency transactions	4,422,137
Net change in unrealized appreciation/depreciation:
on investments	42,111,979
on foreign currency translations	5,877
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	42,117,856
Net Realized and Unrealized Gain on Investments and Foreign Currency	46,539,993
Net Increase in Net Assets Resulting from Operations	$46,330,511

See accompanying notes to financial statements.

8

The Gabelli Global Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment loss	$(209,482	$(197,454)
Net realized gain on investments and foreign currency transactions	4,422,137	10,426,884
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	42,117,856	16,292,298
Net Increase in Net Assets Resulting from Operations	46,330,511	26,521,728
Distributions to Shareholders:
Accumulated earnings
Class AAA	(2,676,732	(8,172,493)
Class A	(111,792	(495,166)
Class C	(67,412	(263,622)
Class I	(1,600,736	(1,497,399)
Total Distributions to Shareholders	(4,456,672	(10,428,680)

Capital Share Transactions:
Class AAA	(687,182	2,959,549
Class A	(1,870,229	725,983
Class C	(802,712	831,343
Class I	41,980,393	6,601,878
Net Increase in Net Assets from Capital Share Transactions	38,620,270	11,118,753

Redemption Fees	274	409
Net Increase in Net Assets	80,494,383	27,212,210
Net Assets:
Beginning of year	112,783,203	85,570,993
End of year	$193,277,586	$112,783,203

See accompanying notes to financial statements.

9

The Gabelli Global Growth Fund

Financial Highlights

		Income (Loss) from Investment Operations					Distributions					Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement		Portfolio Turnover Rate
Class AAA
2020	$35.56	$(0.05)	$12.64	$12.59	$(0.09)	$(1.02)	—	$(1.11)	$0.00	$47.04	35.4%	$115,210	(0.14)%	1.57%	0.90	%(c)	50%
2019	29.94	(0.07)	9.29	9.22	—	(3.60)	—	(3.60)	0.00	35.56	30.7	88,287	(0.21)	1.63	1.22	(c)	78
2018	33.42	(0.05)	(0.91)	(0.96)	—	(2.52)	—	(2.52)	0.00	29.94	(2.8)	71,877	(0.14)	1.68	1.42	(c)(d)	58
2017	26.72	(0.13)	7.89	7.76	—	(1.05)	$(0.01)	(1.06)	0.00	33.42	29.0	77,829	(0.42)	1.67	1.67	(d)	43
2016	28.27	0.12	0.22	0.34	(0.13)	(1.76)	—	(1.89)	—	26.72	1.2	64,574	0.44	1.72	1.72	(d)(e)	63
Class A
2020	$35.55	$(0.05)	$12.62	$12.57	$(0.09)	$(1.02)	—	$(1.11)	$0.00	$47.01	35.4%	$4,804	(0.12)%	1.57%	0.90	%(c)	50%
2019	29.93	(0.08)	9.30	9.22	—	(3.60)	—	(3.60)	0.00	35.55	30.7	5,332	(0.21)	1.63	1.22	(c)	78
2018	33.41	(0.05)	(0.91)	(0.96)	—	(2.52)	—	(2.52)	0.00	29.93	(2.8)	3,861	(0.14)	1.68	1.41	(c)(d)	58
2017	26.72	(0.13)	7.88	7.75	—	(1.05)	$(0.01)	(1.06)	0.00	33.41	29.0	3,652	(0.43)	1.67	1.67	(d)	43
2016	28.26	0.12	0.23	0.35	(0.14)	(1.75)	—	(1.89)	—	26.72	1.3	3,143	0.44	1.72	1.72	(d)(e)	63
Class C
2020	$29.11	$(0.04)	$10.34	$10.30	$(0.09)	$(1.02)	—	$(1.11)	$0.00	$38.30	35.4%	$2,376	(0.12)%	2.32%	0.90	%(c)	50%
2019	25.18	(0.25)	7.78	7.53	—	(3.60)	—	(3.60)	0.00	29.11	29.8	2,598	(0.84)	2.38	1.87	(c)	78
2018	28.73	(0.28)	(0.75)	(1.03)	—	(2.52)	—	(2.52)	0.00	25.18	(3.5)	1,561	(0.93)	2.43	2.15	(c)(d)	58
2017	23.26	(0.32)	6.85	6.53	—	(1.05)	$(0.01)	(1.06)	0.00	28.73	28.0	1,479	(1.19)	2.42	2.42	(d)	43
2016	24.91	(0.07)	0.18	0.11	—	(1.76)	—	(1.76)	—	23.26	0.4	1,232	(0.30)	2.47	2.47	(d)(e)	63
Class I
2020	$36.45	$(0.08)	$12.97	$12.89	$(0.09)	$(1.02)	—	$(1.11)	$0.00	$48.23	35.4%	$70,888	(0.18)%	1.32%	0.90	%(c)	50%
2019	30.55	0.01	9.49	9.50	—	(3.60)	—	(3.60)	0.00	36.45	31.0	16,566	0.03	1.38	0.99	(c)	78
2018	33.90	0.09	(0.92)	(0.83)	—	(2.52)	—	(2.52)	0.00	30.55	(2.4)	8,272	0.26	1.43	1.00	(c)(d)	58
2017	26.92	0.07	7.97	8.04	—	(1.05)	$(0.01)	(1.06)	0.00	33.90	29.8	5,667	0.24	1.42	1.00	(c)(d)	43
2016	28.47	0.33	0.23	0.56	(0.35)	(1.76)	—	(2.11)	—	26.92	2.0	2,975	1.18	1.47	1.00	(c)(d)(e)	63

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $876,253, $412,641, and $261,050 for the years ended December 31, 2020, 2019, and 2018 and certain Class I expenses to the Fund of $19,466 and $14,648 for the years ended December 31, 2017 and 2016, respectively.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, and 2016, there was no impact to the expense ratios.
(e)	During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.20% (Class AAA), 1.21% (Class A), 1.96% (Class C), and 0.47% (Class I).

See accompanying notes to financial statements.

10

The Gabelli Global Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Growth Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which added, removed, and modified certain aspects relating to fair value disclosure. Management has fully adopted the ASU 2018-13 updates in these financial statements.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the

11

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered. Such securities are classified as Level 2 in the fair value hierarchy presented below.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

12

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Communication Services	$18,177,223	$4,784,928	$22,962,151
Consumer Discretionary	17,856,406	15,305,881	33,162,287
Consumer Staples	1,620,154	8,559,706	10,179,860
Financials	3,138,674	2,474,634	5,613,308
Health Care	18,581,093	982,460	19,563,553
Industrials	2,973,373	5,774,384	8,747,757
Information Technology	66,243,315	15,987,450	82,230,765
Other Industries (a)	8,710,464	—	8,710,464
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$137,300,702	$53,869,443	$191,170,145

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no level 3 investments at December 31, 2020 and 2019.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange

13

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in

14

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

the period when the differences arise. Permanent differences were primarily due to prior year post financial statement write-off of net operating losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2020, reclassifications were made to decrease paid-in capital by $17,464, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Distributions paid from:
Ordinary income	$368,195	—
Net long term capital gains	4,088,477	$10,428,680
Total distributions paid	$4,456,672	$10,428,680

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$105,543
Undistributed long term capital gains	601,111
Net unrealized appreciation on investments and foreign currency translations	81,540,099
Total	$82,246,753

At December 31, 2020, the temporary differences between book basis and tax basis net unrealized appreciation/depreciation on investments were due to losses from wash sales for tax purposes, mark-to-market adjustments on investments considered a passive foreign investment company, investments no longer considered a passive foreign investment company and basis adjustments for litigation gains.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$109,636,513	$81,955,577	$(421,945)	$81,533,632

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

15

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Through November 30, 2019, the Adviser had agreed to waive and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.25%, 1.25%, 2.00%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. Effective December 1, 2019, the Adviser amended its contractual agreement with respect to each share class of the Fund to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2021, at no more than 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. During the year ended December 31, 2020, the Adviser reimbursed the Fund in the amount of $876,253. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The agreement is renewable annually. At December 31, 2020, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $1,288,894:

For the year ended December 31, 2019, expiring December 31, 2021	$412,641
For the year ended December 31, 2020, expiring December 31, 2022	876,253
$1,288,894

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2020, other than short term securities and U.S. Government obligations, aggregated $103,270,921 and $71,026,238, respectively.

16

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2020, the Distributor retained a total of $1,184 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2020, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 3, 2021 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2020, there was $691,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit for the five days of borrowings during the year ended December 31, 2020 was $604,200, with a weighted average interest rate of 1.42%. The maximum amount borrowed at any time during the year ended December 31, 2020 was $919,000.

8. Capital Stock. The Fund currently offers three classes of shares – Class AAA Shares, Class A Shares, and Class I Shares. Effective January 27, 2020, (the Effective Date) the Fund’s Class AAA, Class A and Class C Shares “closed to purchases from new investors”. “Closed to purchases from new investors” means (i) with respect to the Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C Shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes had no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. Additionally, on the Effective Date Class I shares of the Fund became available to investors with a minimum initial investment amount of $1,000 when purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2020 and 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

17

The Gabelli Global Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	177,763	$6,767,352	137,319	$4,874,691
Shares issued upon reinvestment of distributions	54,963	2,578,876	218,229	7,797,329
Shares redeemed	(265,814)	(10,033,410)	(273,816)	(9,712,471)
Net increase/(decrease)	(33,088)	$(687,182)	81,732	$2,959,549
Class A
Shares sold	6,971	$291,564	46,943	$1,656,674
Shares issued upon reinvestment of distributions	2,281	106,948	13,558	484,299
Shares redeemed	(57,053)	(2,268,741)	(39,502)	(1,414,990)
Net increase/(decrease)	(47,801)	$(1,870,229)	20,999	$725,983
Class C
Shares sold	4,377	$133,352	58,617	$1,748,319
Shares issued upon reinvestment of distributions	1,765	67,412	8,440	246,854
Shares redeemed	(33,353)	(1,003,476)	(39,783)	(1,163,830)
Net increase/(decrease)	(27,211)	$(802,712)	27,274	$831,343
Class I
Shares sold	1,091,679	$45,100,661	182,452	$6,544,921
Shares issued upon reinvestment of distributions	32,673	1,571,925	40,122	1,469,262
Shares redeemed	(109,025)	(4,692,193)	(38,894)	(1,412,305)
Net increase	1,015,327	$41,980,393	183,680	$6,601,878

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

The Gabelli Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Growth Fund
and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Growth Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 26, 2021

19

The Gabelli Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2020, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2020) against a peer group of six other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all global large cap growth funds, regardless of asset size or primary channel of distribution, as represented by the Lipper Global Large-Cap Growth Index. The Independent Board Members noted that the Fund’s performance was in the first (highest) quartile for the one, three, five, and ten year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the first quintile for the one, three, five, and ten year periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a stand alone administrative charge and noted the effect of the expense limitation agreement. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of nine other global large cap growth funds selected by Broadridge, and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted the effect of the expense limitation agreement in place for the Fund. The Independent Board Members noted that the Fund’s total expense ratio was the fifth lowest in some of the categories for the Broadridge peer group and the fourth lowest for the Advisor peer group, but that the Fund’s size was below average within each peer group. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent

20

The Gabelli Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services and an acceptable performance record. The Independent Board Members noted that the Board approved amendments to the contractual Expense Deferral Agreement between the Adviser and the Corporation, on behalf of each Fund, pursuant to which the net expense ratio for each share class of each Fund was reduced to 0.90%, effective December 1, 2019. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

21

The Gabelli Global Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTORS[4]:
Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 78	Since 1993	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)
John D. Gabelli Director Age: 76	Since 1993	12	Former Senior Vice President of G.research, LLC	—
INDEPENDENT DIRECTORS[5]:
E. Val Cerutti Director Age: 81	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)
Anthony J. Colavita[6] Director Age: 85	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—
Werner J. Roeder Director Age: 80	Since 1993	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—
Anthonie C. van Ekris[6] Director Age: 86	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—
Salvatore J. Zizza[7] Director Age: 75	Since 2004	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

22

The Gabelli Global Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 69	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC (January 2020-November 2020)

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

23

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

This page was intentionally left blank.

THE GABELLI GLOBAL GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

Christopher D. Ward, CFA, joined the GAMCO Growth Team in 2015 as Vice President and Research Analyst. Prior to joining Gabelli Funds, Mr. Ward spent five years at Morgan Stanley Private Wealth Management where he served as Director of Business Strategy for The Apollo Group. Before joining Morgan Stanley, he was with the GFI Group, Inc., a wholesale institutional brokerage firm. Mr. Ward is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He graduated from Boston College with a BA in Economics.

2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the year ended December 31, 2020, the Fund paid ordinary income distributions of $0.09220 to each Class of shares. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2020, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.17% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year of 2020, the Fund did not have foreign tax credits.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118
e	info@gabelli.com

GABELLI.com

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

John D. Gabelli

Former Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB442Q420AR

The Gabelli Global Rising Income and Dividend Fund

Annual Report — December 31, 2020

To Our Shareholders,

For the year ended December 31, 2020, the net asset value (NAV) total return per Class AAA Share of The Gabelli Global Rising Income and Dividend Fund was 11.7% compared with a total return of 15.9% for the Morgan Stanley Capital International (MSCI) World Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2020.

Performance Discussion (Unaudited)

The Fund’s investment objective is to provide investors with a high level of total return through a combination of current income and appreciation of capital.

The Fund’s investment strategy is to invest 80% of its net assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). The Fund will primarily invest in common stocks of foreign and domestic issuers that the Fund’s portfolio manager believes are likely to pay dividends and income and have the potential for above average capital appreciation and dividend increases.

The first quarter of 2020 was one of the worst in stock market history, with the novel coronavirus that causes COVID-19 spreading rapidly around the globe, and societies everywhere responding with various forms of “social distancing”, culminating with most of the global economy being effectively shut down. While this one was especially painful due to its quickness and severity, we are reminded that bear markets, like recessions, are necessary to the capitalist system, cleansing its excesses. Over the four decade plus history of our firm, there have been five bear markets ranging in length from three to thirty months. We had been anticipating a correction for some time, though the trigger for and pace of the decline – one of the most rapid in history –took us by surprise.

Through June 30, the S&P 500 was off a mere 3%, having rallied almost 40% from its March low. Growth stocks continued their winning streak, powered by Facebook, Amazon, Netflix, Google/Alphabet, Microsoft, and Apple. At mid-year, these six stocks had an aggregate market capitalization of $6.3 trillion, comprising 23% of the S&P 500 and contributing 5.4 points of positive year-to-date return. A preview of what recovery may ultimately bring for stocks occurred briefly in late May/early June when smaller capitalization and value stocks snatched market leadership before reversing.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Stocks continued to rise during the third quarter of 2020, with the S&P 500 up 8.9%, as gains in July and August were partially offset by a decline in September. The main issues still facing the markets remained largely around the COVID-19 pandemic: how long will it persist? Will “second wave” cases spike significantly higher, leading to a return to more dramatic economic shutdowns? When will therapeutics and vaccines be ready for development and distribution?

It took COVID-19 to end the United States’ longest bull market at 131 months, only to give way to its shortest bear market at just over one month. After declining 34% peak-to-trough February to March, the S&P 500 Index ended up 18% for the year, 65% off its March low. Unfortunately, even in the face of rising asset prices and an overall increased savings rate, an extended economic shutdown has strained the balance sheets of small business owners and impaired the skills of many employees.

Selected holdings that contributed positively to performance in 2020 were: Sony Corp. (6.1% of net assets as of December 31, 2020) designs, develops, produces, and sells electronic equipment, instruments, and devices for the consumer, professional, and industrial markets worldwide; Remy Cointreau SA (4.1%) together with its subsidiaries, produces and distributes liqueurs and spirits; and T-Mobile US, Inc. (1.8%), through its subsidiaries, provides wireless services for branded postpaid and prepaid, and wholesale customers in the United States, Puerto Rico, and the United States Virgin Islands.

Some of our weaker performing securities were: Landis+Gyr Group AG (1.7%) provides metering solutions for electricity, heat/cold, and gas utilities worldwide; Millicom International Cellular SA (1.0%) provides cable and mobile services in Latin America and Africa. The company offers mobile services, including mobile data and voice; and Citigroup Inc. (0.9%) is a diversified financial services holding company, providing various financial products and services to consumers, corporations, governments, and institutions in North America, Latin America, Asia, Europe, the Middle East, and Africa.

Thank you for your investment in the Gabelli Global Rising Income and Dividend Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2020 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (2/3/94)
Class AAA (GAGCX)	11.68%	6.96%	4.78%	3.54%	4.80%
MSCI World Index	15.90	12.19	9.87	7.33	7.37	(b)
Class A (GAGAX)	11.69	6.95	4.77	3.54	4.82
With sales charge (c)	5.27	5.70	4.15	3.13	4.58
Class C (GACCX)	11.65	6.32	3.73	2.57	4.15
With contingent deferred sales charge (d)	10.65	6.32	3.73	2.57	4.15
Class I (GAGIX)	11.67	7.44	5.15	3.83	4.97

In the current prospectuses dated April 29, 2020, the gross expense ratios for Class AAA, A, C, and I Shares are 1.71%, 1.71%, 2.46%, and 1.46%, respectively, and the net expense ratio for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) is 0.91%. See page 11 for the expense ratios for the year ended December 31, 2020. The contractual reimbursements are in effect through April 30, 2021. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on May 2, 2001, November 26, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI World Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Dividends are considered reinvested. You cannot invest directly in an index.

(b)    MSCI World Index since inception performance is as of January 31, 1994.

(c)    Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)    Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND (CLASS AAA SHARES),

LIPPER CONVERTIBLE SECURITIES FUND AVERAGE, AND MSCI WORLD INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Global Rising Income and Dividend Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2020 through December 31, 2020	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2020.

	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Rising Income and Dividend Fund
Actual Fund Return
Class AAA	$1,000.00	$1,301.70	0.90%	$5.21
Class A	$1,000.00	$1,301.50	0.90%	$5.21
Class C	$1,000.00	$1,301.60	0.90%	$5.21
Class I	$1,000.00	$1,301.40	0.90%	$5.21
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.61	0.90%	$4.57
Class A	$1,000.00	$1,020.61	0.90%	$4.57
Class C	$1,000.00	$1,020.61	0.90%	$4.57
Class I	$1,000.00	$1,020.61	0.90%	$4.57

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2020:

The Gabelli Global Rising Income and Dividend Fund

Food and Beverage	19.6%
Electronics	11.1%
Financial Services	10.5%
Consumer Products	7.8%
Diversified Industrial	6.7%
Telecommunications	4.3%
Energy and Utilities	4.1%
Machinery	4.0%
Entertainment	3.9%
Health Care	3.2%
Hotels and Gaming	3.0%
Wireless Communications	2.8%
Building and Construction	2.7%
Cable and Satellite	1.9%
Energy and Energy Services	1.9%
U.S. Government Obligations	1.7%
Automotive: Parts and Accessories	1.6%
Equipment and Supplies	1.4%
Aerospace and Defense	1.3%
Business Services	1.3%
Consumer Services	1.1%
Publishing	0.9%
Computer Software and Services	0.9%
Specialty Chemicals	0.9%
Automotive	0.6%
Retail	0.4%
Aviation: Parts and Services	0.3%
Other Assets and Liabilities (Net)	0.1%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 97.8%
	Aerospace and Defense — 1.3%
5,000	Aerojet Rocketdyne Holdings Inc.†	$49,073	$264,250
1,600	L3Harris Technologies Inc.	126,334	302,432
6,000	Ultra Electronics Holdings plc	125,298	170,008
		300,705	736,690
	Automotive — 0.6%
4,000	Traton SE	105,636	110,462
1,000	Volkswagen AG	167,644	207,803
		273,280	318,265
	Automotive: Parts and Accessories — 1.6%
18,000	Dana Inc.	283,027	351,360
2,000	Genuine Parts Co.	179,604	200,860
900	Linamar Corp.	42,219	47,669
40,000	Uni-Select Inc.	523,529	254,851
1,000	Veoneer Inc.†	41,535	21,300
		1,069,914	876,040
	Aviation: Parts and Services — 0.3%
200	Curtiss-Wright Corp.	17,951	23,270
32,000	Signature Aviation plc†	165,734	169,351
		183,685	192,621
	Building and Construction — 2.7%
333	Arcosa Inc.	7,045	18,292
500	Chofu Seisakusho Co. Ltd.	11,059	10,082
16,000	GCP Applied Technologies Inc.†	397,521	378,400
11,000	Herc Holdings Inc.†	352,842	730,510
6,000	Johnson Controls International plc	211,053	279,540
1,600	Lennar Corp., Cl. B	60,113	97,920
		1,039,633	1,514,744
	Business Services — 1.3%
17,000	JCDecaux SA†	468,282	386,909
11,500	Matthews International Corp., Cl. A	349,866	338,100
		818,148	725,009
	Cable and Satellite — 1.9%
514	DISH Network Corp., Cl. A†	19,055	16,623
800	EchoStar Corp., Cl. A†	33,391	16,952
2,000	Liberty Global plc, Cl. A†	45,760	48,440
2,000	Liberty Global plc, Cl. C†	53,195	47,300
2,000	Liberty Latin America Ltd., Cl. A†	21,252	22,260
595	Liberty Latin America Ltd., Cl. C†	4,248	6,598
19,000	Rogers Communications Inc., Cl. B	667,343	885,210
		844,244	1,043,383
	Computer Software and Services — 0.9%
1,777	AVEVA Group plc	55,460	77,810
34,000	Hewlett Packard Enterprise Co.	466,526	402,900
		521,986	480,710
Shares		Cost	Market Value
	Consumer Products — 7.8%
1,200	Energizer Holdings Inc.	$50,611	$50,616
21,000	Essity AB, Cl. A	557,317	690,420
13,034	Hunter Douglas NV†	716,088	1,022,256
2,000	L’Oreal SA	335,032	759,378
2,000	Salvatore Ferragamo SpA†	36,074	38,751
13,000	Scandinavian Tobacco Group A/S	195,312	222,129
4,500	Svenska Cellulosa AB SCA, Cl. A†	29,603	80,838
9,500	Swedish Match AB	325,275	736,436
7,000	Terminix Global Holdings Inc.†	247,846	357,070
7,000	Unicharm Corp.	139,942	331,645
		2,633,100	4,289,539
	Consumer Services — 1.1%
12,000	Ashtead Group plc	239,543	564,176
200	Boyd Group Services Inc.	14,694	34,498
		254,237	598,674
	Diversified Industrial — 6.7%
600	Aker ASA, Cl. A	34,010	39,187
11,571	Ampco-Pittsburgh Corp.†	50,157	63,409
2,500	Ardagh Group SA	33,285	43,025
8,000	Bouygues SA	332,884	328,868
500	Crane Co.	37,572	38,830
16,700	EnPro Industries Inc.	1,144,802	1,261,184
7,000	Jardine Matheson Holdings Ltd.	373,578	392,000
17,000	Jardine Strategic Holdings Ltd.	580,912	422,960
3,500	Macquarie Infrastructure Corp.	96,886	131,425
14,500	Myers Industries Inc.	224,775	301,310
11,000	Nilfisk Holding A/S†	184,824	237,607
500	Park-Ohio Holdings Corp.	6,484	15,450
1,200	Sulzer AG	102,272	126,194
5,000	Textron Inc.	183,806	241,650
3,000	Trinity Industries Inc.	57,151	79,170
		3,443,398	3,722,269
	Electronics — 11.1%
34,000	Sony Corp.	944,436	3,386,664
26,500	Sony Corp., ADR	547,225	2,679,150
2,000	Stratasys Ltd.†	36,878	41,440
		1,528,539	6,107,254
	Energy and Energy Services — 1.9%
4,000	BP plc, ADR	122,349	82,080
12,000	Landis+Gyr Group AG	731,326	940,698
		853,675	1,022,778
	Energy and Utilities — 3.7%
8,000	Cameco Corp.	82,995	107,200
600	Cheniere Energy Inc.†	23,332	36,018
7,000	National Fuel Gas Co.	358,846	287,910
15,000	National Grid plc, ADR	1,025,217	885,450
10,000	Royal Dutch Shell plc, Cl. B	219,577	172,223

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
18,000	Severn Trent plc	$485,728	$563,437
		2,195,695	2,052,238
	Entertainment — 3.9%
10,000	Discovery Inc., Cl. A†	257,740	300,900
30,000	Grupo Televisa SAB, ADR†	322,299	247,200
30,000	International Game Technology plc	469,663	508,200
120,000	ITV plc†	265,636	175,259
11,155	ViacomCBS Inc., Cl. B	412,471	415,635
15,000	Vivendi SA	371,240	483,407
		2,099,049	2,130,601
	Equipment and Supplies — 1.4%
4,500	Graco Inc.	100,232	325,575
12,500	Mueller Industries Inc.	353,268	438,875
		453,500	764,450
	Financial Services — 10.5%
1,000	American Express Co.	80,155	120,910
5,000	American International Group Inc.	171,387	189,300
3,000	Bank of America Corp.	85,175	90,930
3	Berkshire Hathaway Inc., Cl. A†	358,105	1,043,445
8,000	Citigroup Inc.	453,300	493,280
3,200	Comerica Inc.	134,262	178,752
8,000	Deutsche Bank AG†	59,019	87,200
100	Eaton Vance Corp.	6,121	6,793
4,200	EXOR NV	156,204	339,770
27,000	FinecoBank Banca Fineco SpA†	182,261	441,993
80,000	GAM Holding AG†	431,323	195,549
1,600	Julius Baer Group Ltd.	75,332	92,172
15,800	Kinnevik AB, Cl. A	495,663	814,235
5,000	Morgan Stanley	122,102	342,650
32,000	Resona Holdings Inc.	149,202	111,692
2,500	State Street Corp.	144,305	181,950
1,000	T. Rowe Price Group Inc.	71,771	151,390
10,000	The Bank of New York Mellon Corp.	315,339	424,400
1,500	The PNC Financial Services Group Inc.	102,907	223,500
7,000	UBS Group AG	70,979	98,910
5,000	Wells Fargo & Co.	165,445	150,900
		3,830,357	5,779,721
	Food and Beverage — 19.6%
2,000	Campbell Soup Co.	68,687	96,700
7,500	Chr. Hansen Holding A/S†	343,823	771,125
7,500	Danone SA	528,728	492,569
80,000	Davide Campari-Milano NV	285,906	912,817
6,000	Diageo plc, ADR	665,409	952,860
4,000	Fomento Economico Mexicano SAB de CV, ADR	320,374	303,080
2,000	Heineken NV	133,144	222,878
2,500	Kellogg Co.	127,291	155,575

Shares		Cost	Market Value
4,000	Kerry Group plc, Cl. A	$300,765	$578,573
10,600	Kikkoman Corp.	345,380	736,061
5,000	Maple Leaf Foods Inc., Toronto	101,615	110,849
3,000	McCormick & Co. Inc., Cl. V	133,799	286,710
3,000	McCormick & Co. Inc., Non-Voting	106,428	286,800
800	National Beverage Corp.	32,665	67,920
14,000	Nestlé SA	1,013,818	1,648,752
3,500	Pernod Ricard SA	398,941	670,441
12,100	Remy Cointreau SA	892,126	2,251,293
6,000	The Kraft Heinz Co.	175,646	207,960
1,000	Yakult Honsha Co. Ltd.	63,025	50,361
300,000	Yashili International Holdings Ltd.†	85,349	32,506
		6,122,919	10,835,830
	Health Care — 3.2%
20,000	Achaogen Inc.†	4,200	132
4,000	Bristol-Myers Squibb Co.	177,668	248,120
18,000	Clovis Oncology Inc.†	158,948	86,400
8,000	Cutera Inc.†	151,156	192,880
700	ICU Medical Inc.†	39,966	150,143
4,666	Idorsia Ltd.†	57,775	134,504
1,600	Johnson & Johnson	182,234	251,808
2,500	Patterson Cos. Inc.	60,687	74,075
6,000	Pfizer Inc.	143,046	220,860
5,000	Roche Holding AG, ADR	93,345	219,200
9,000	Viatris Inc.†	146,399	168,660
		1,215,424	1,746,782
	Hotels and Gaming — 3.0%
225,000	Mandarin Oriental International Ltd.†	365,250	382,500
190,000	The Hongkong & Shanghai Hotels Ltd.	280,200	169,108
275,000	William Hill plc†	543,670	1,015,745
800	Wynn Resorts Ltd.	83,623	90,264
		1,272,743	1,657,617
	Machinery — 4.0%
104,000	CNH Industrial NV, Borsa Italiana†	994,865	1,311,808
50,000	CNH Industrial NV, New York†	444,471	642,000
1,200	Mueller Water Products Inc., Cl. A	13,587	14,856
2,666	NKT A/S†	52,701	118,676
19,000	Twin Disc Inc.†	329,549	149,150
		1,835,173	2,236,490
	Publishing — 0.9%
34,000	The E.W. Scripps Co., Cl. A	566,527	519,860

	Retail — 0.4%
2,600	Nathan’s Famous Inc.	158,596	143,572
2,000	Walgreens Boots Alliance Inc.	121,996	79,760
		280,592	223,332
	Specialty Chemicals — 0.9%
700	Ashland Global Holdings Inc.	35,829	55,440

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
3,000	International Flavors & Fragrances Inc.	$312,534	$326,520
200	The Chemours Co.	1,720	4,958
4,000	Valvoline Inc.	83,077	92,560
		433,160	479,478
	Telecommunications — 4.3%
1,600	CenturyLink Inc.	19,485	15,600
3,000	Deutsche Telekom AG	54,464	54,809
10,000	Deutsche Telekom AG, ADR	176,502	182,700
50,000	Koninklijke KPN NV	139,515	151,912
60,000	Pharol SGPS SA, ADR†	30,852	8,700
2,400	Proximus SA	65,242	47,527
130,000	Sistema PJSC FC, GDR	672,709	975,000
63,000	Telefonica Deutschland Holding AG	331,481	173,554
85,000	VEON Ltd., ADR	282,282	128,350
3,000	Verizon Communications Inc	144,345	176,250
29,000	Vodafone Group plc, ADR	748,908	477,920
		2,665,785	2,392,322
	Wireless Communications — 2.8%
14,000	Millicom International Cellular SA, SDR†	792,064	550,975
7,500	T-Mobile US Inc.†	622,425	1,011,375
		1,414,489	1,562,350
	TOTAL COMMON STOCKS	38,149,957	54,009,047
	WARRANTS — 0.0%
	Diversified Industrial — 0.0%
8,000	Ampco-Pittsburgh Corp., expire 08/01/25†	5,466	7,040
Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 0.4%
	Energy and Utilities — 0.4%
$100,000	Chart Industries Inc., 1.000%, 11/15/24(a)	$100,000	$209,982
	U.S. GOVERNMENT OBLIGATIONS — 1.7%
935,000	U.S. Treasury Bills, 0.065% to 0.087%††, 02/04/21 to 03/18/21	934,906	934,931

	TOTAL INVESTMENTS — 99.9%	$39,190,329	55,161,000
	Other Assets and Liabilities (Net) — 0.1%		37,647
	NET ASSETS — 100.0%		$55,198,647

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
Europe	47.5%	$26,195,719
United States	33.1	18,269,995
Japan	13.3	7,305,655
Canada	2.6	1,440,277
Asia/Pacific	2.5	1,399,074
Latin America	1.0	550,280
	100.0%	$55,161,000

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at value (cost $39,190,329)	$55,161,000
Foreign currency, at value (cost $533)	534
Receivable for Fund shares sold	692
Receivable from Adviser	34,483
Dividends and interest receivable	133,149
Prepaid expenses	24,834
Total Assets	55,354,692
Liabilities:
Payable to custodian	9,639
Payable for investment advisory fees	45,628
Payable for accounting fees	3,750
Payable for distribution fees	2,033
Payable for legal and audit fees	31,804
Payable for shareholder communications expenses	45,737
Other accrued expenses	17,454
Total Liabilities	156,045
Net Assets
(applicable to 1,900,684 shares outstanding)	$55,198,647
Net Assets Consist of:
Paid-in capital	$41,200,860
Total distributable earnings	13,997,787
Net Assets	$55,198,647
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($5,156,750 ÷ 177,580 shares outstanding; 75,000,000 shares authorized)	$29.04
Class A:
Net Asset Value and redemption price per share ($840,027 ÷ 28,868 shares outstanding; 50,000,000 shares authorized)	$29.10
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$30.88
Class C:
Net Asset Value and offering price per share ($968,157 ÷ 39,837 shares outstanding; 25,000,000 shares authorized)	$24.30	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($48,233,713 ÷ 1,654,399 shares outstanding; 25,000,000 shares authorized)	$29.15

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding taxes of $42,936)	$788,888
Interest	8,550
Total Investment Income	797,438
Expenses:
Investment advisory fees.	472,167
Distribution fees - Class AAA	12,290
Distribution fees - Class A	2,644
Distribution fees - Class C	11,601
Shareholder communications expenses	52,609
Legal and audit fees	45,142
Registration expenses	42,803
Custodian fees	22,902
Shareholder services fees	20,746
Directors’ fees	12,436
Accounting fees	11,250
Interest expense	509
Miscellaneous expenses	15,540
Total Expenses	722,639
Less:
Expense reimbursements (See Note 3)	(295,855)
Expenses paid indirectly by broker (See Note 6)	(1,326)
Total Reimbursements and Credits.	(297,181)
Net Expenses	425,458
Net Investment Income	371,980
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(1,471,417)
Net realized loss on foreign currency transaction	(338)
Net realized loss on investments and foreign currency transactions	(1,471,755)
Net change in unrealized appreciation/depreciation:
on investments	6,401,854
on foreign currency translations	4,149
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,406,003
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	4,934,248
Net Increase in Net Assets Resulting from Operations	$5,306,228

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$371,980	$437,184
Net realized loss on investments and foreign currency transactions	(1,471,755)	(54,961)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,406,003	6,630,692

Net Increase in Net Assets Resulting from Operations	5,306,228	7,012,915

Distributions to Shareholders:
Accumulated earnings
Class AAA	(34,786)	(29,111)
Class A	(5,661)	(6,320)
Class C	(7,808)	(2,980)
Class I	(324,679)	(478,972)
Total Distributions to Shareholders	(372,934)	(517,383)

Capital Share Transactions:
Class AAA	(1,361,295)	578,125
Class A	(624,036)	(211,815)
Class C	(845,808)	(662,838)
Class I	(554,404)	(121,263)
Net Decrease in Net Assets from Capital Share Transactions	(3,385,543)	(417,791)
Redemption Fees	107	2
Net Increase in Net Assets	1,547,858	6,077,743
Net Assets:
Beginning of year	53,650,789	47,573,046
End of year	$55,198,647	$53,650,789

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)(d)		Portfolio Turnover Rate
Class AAA
2020	$26.18	$0.19		$2.87	$3.06	$(0.20)	—	—	$(0.20)	$0.00	$29.04	11.7%	$5,157	0.79%		1.72%	0.90	%(e)	8%
2019	23.00	0.08	(f)	3.22	3.30	(0.08)	$(0.04)	—	(0.12)	0.00	26.18	14.4	6,194	0.34	(f)	1.70	1.65	(e)	5
2018	27.20	0.16		(3.98)	(3.82)	(0.20)	(0.18)	—	(0.38)	—	23.00	(14.0)	4,929	0.60		1.67	1.67		20
2017	22.80	0.03		4.74	4.77	(0.07)	(0.28)	$(0.02)	(0.37)	0.00	27.20	20.9	7,672	0.12		1.62	1.62		24
2016	21.85	0.27		0.91	1.18	(0.23)	—	—	(0.23)	—	22.80	5.4	4,598	1.21		1.61	1.61	(g)	52
Class A
2020	$26.23	$0.18		$2.89	$3.07	$(0.20)	—	—	$(0.20)	$0.00	$29.10	11.7%	$840	0.76%		1.72%	0.90	%(e)	8%
2019	23.04	0.09	(f)	3.21	3.30	(0.07)	$(0.04)	—	(0.11)	0.00	26.23	14.4	1,441	0.35	(f)	1.70	1.66	(e)	5
2018	27.26	0.16		(3.99)	(3.83)	(0.21)	(0.18)	—	(0.39)	—	23.04	(14.0)	1,465	0.61		1.67	1.67		20
2017	22.86	0.05		4.74	4.79	(0.09)	(0.28)	$(0.02)	(0.39)	0.00	27.26	20.9	1,178	0.18		1.62	1.62		24
2016	21.90	0.25		0.93	1.18	(0.22)	—	—	(0.22)	—	22.86	5.4	480	1.15		1.61	1.61	(g)	52
Class C
2020	$21.94	$0.15		$2.41	$2.56	$(0.20)	—	—	$(0.20)	$0.00	$24.30	11.6%	$968	0.74%		2.47%	0.90	%(e)	8%
2019	19.35	(0.09	)(f)	2.72	2.63	—	$(0.04)	—	(0.04)	0.00	21.94	13.6	1,836	(0.43	)(f)	2.45	2.37	(e)	5
2018	22.93	(0.02)		(3.35)	(3.37)	(0.03)	(0.18)	—	(0.21)	—	19.35	(14.7)	2,245	(0.09)		2.42	2.42		20
2017	19.36	(0.14)		4.01	3.87	—	(0.28)	$(0.02)	(0.30)	0.00	22.93	20.0	2,127	(0.62)		2.37	2.37		24
2016	18.61	0.06		0.80	0.86	(0.11)	—	—	(0.11)	—	19.36	4.6	721	0.31		2.36	2.36	(g)	52
Class I
2020	$26.28	$0.19		$2.88	$3.07	$(0.20)	—	—	$(0.20)	$0.00	$29.15	11.7%	$48,234	0.79%		1.47%	0.90	%(e)	8%
2019	23.08	0.25	(f)	3.24	3.49	(0.25)	$(0.04)	—	(0.29)	0.00	26.28	15.1	44,180	1.01	(f)	1.45	0.99	(e)	5
2018	27.35	0.35		(4.04)	(3.69)	(0.40)	(0.18)	—	(0.58)	—	23.08	(13.40)	38,934	1.32		1.42	1.00	(e)	20
2017	22.89	0.19		4.78	4.97	(0.21)	(0.28)	$(0.02)	(0.51)	0.00	27.35	21.7	59,555	0.74		1.37	1.00	(e)	24
2016	21.94	0.31		0.95	1.26	(0.31)	—	—	(0.31)	—	22.89	5.8	37,344	1.39		1.36	1.27	(e)(g)	52

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

(d)	In each year presented, the Fund incurred interest expense, the effect of which was minimal.

(e)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $295,855 and $196,584 for the years ended December 31, 2020 and 2019 and certain Class I expenses to the Fund of $211,071, $175,468, and $36,018 for the years ended December 31, 2018, 2017, and 2016, respectively.

(f)	Includes income resulting from special dividends. Without these dividends, the per share income amounts would have been 0.03 (Class AAA), 0.04 (Class A), (0.13) (Class C), and 0.20 (Class I), and the net investment income ratio would have been 0.14% (Class AAA and Class A), (0.64%) (Class C), and 0.80% (Class I), respectively.

(g)	During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.46% (Class AAA), 1.44% (Class A), 2.20% (Class C), and 1.10% (Class I).

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Rising Income and Dividend Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is to obtain a high level of total return through a combination of income and capital appreciation. The Fund commenced investment operations on February 3, 1994.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which added, removed, and modified certain aspects relating to fair value disclosure. Management has fully adopted the ASU 2018-13 updates in these financial statements.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Telecommunications	$2,383,622	$8,700	$2,392,322
Other Industries(a)	51,616,725	—	51,616,725
Total Common Stocks	54,000,347	8,700	54,009,047
Convertible Corporate Bonds (a)	—	209,982	209,982
Warrants (a)	7,040	—	7,040
U.S. Government Obligations	—	934,931	934,931
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$54,007,387	$1,153,613	$55,161,000

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no level 3 investments at December 31, 2020 and 2019.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts, if any, are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2020, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. As of December 31, 2020, the Fund held no forward foreign exchange contracts.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2020, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2020, if any, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclasses of realized foreign currency and sales relating to investments considered no longer to be passive foreign investments. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2020, reclassifications were made to decrease paid-in capital by $917, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$372,934	$502,720
Net long term capital gains	—	14,663
Total distributions paid	$372,934	$517,383

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(1,296,991)
Net unrealized appreciation on investments and foreign currency translations	15,294,778
Total	$13,997,787

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses. At December 31, 2020, the

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

Fund had net long term capital loss carryforwards for federal income tax purposes of $1,296,991 which are available to reduce future required distributions of net capital gains to shareholders for an unlimited period.

At December 31, 2020, the temporary differences between book basis and tax basis unrealized appreciation/depreciation were primarily due to deferral of losses from wash sales for tax purposes, and mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$39,870,902	$19,026,031	$(3,735,933)	$15,290,098

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of December 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Through November 30, 2019, the Adviser had agreed to waive and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.00%, 2.75%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. Effective December 1, 2019, the Adviser amended its contractual agreement with respect to each share class of the Fund to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2021, at no more than 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. During the year ended December 31, 2020, the Adviser reimbursed expenses in the amount of $295,855. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The agreement is renewable annually. At December 31, 2020, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $492,439:

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

For the year ended December 31, 2019, expiring December 31, 2021	$196,584
For the year ended December 31, 2020, expiring December 31, 2022	295,855
$492,439

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2020, other than short term securities and U.S. Government obligations, aggregated $3,464,532 and $5,669,103, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2020, the Fund paid brokerage commissions on security trades of $3,427 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $417 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,326.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2020, the Fund accrued $11,250 in accounting fees in the Statement of Operations.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 3, 2021 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2020, there were no borrowings under the line of credit.

8. Capital Stock. The Fund currently offers three classes of shares – Class AAA Shares, Class A Shares, and Class I Shares. Effective January 27, 2020, (the Effective Date) the Fund’s Class AAA, Class A and Class C Shares “closed to purchases from new investors”. “Closed to purchases from new investors” means (i) with respect to the Class AAA and Class A shares, no new investors may purchase shares of such classes, but

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C Shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes had no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. Additionally, on the Effective Date Class I shares of the Fund became available to investors with a minimum initial investment amount of $1,000 when purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2020 and 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	7,755	$203,820	55,209	$1,412,343
Shares issued upon reinvestment of distributions	1,134	32,991	1,071	28,072
Shares redeemed	(67,890)	(1,598,106)	(34,012)	(862,290)
Net increase/(decrease)	(59,001)	$(1,361,295)	22,268	$578,125
Class A
Shares sold	1,570	$36,448	14,445	$363,666
Shares issued upon reinvestment of distributions	185	5,383	235	6,170
Shares redeemed	(27,824)	(665,867)	(23,320)	(581,651)
Net decrease	(26,069)	$(624,036)	(8,640)	$(211,815)
Class C
Shares sold	1,836	$40,437	19,741	$423,760
Shares issued upon reinvestment of distributions	321	7,808	133	2,922
Shares redeemed	(46,001)	(894,053)	(52,188)	(1,089,520)
Net decrease	(43,844)	$(845,808)	(32,314)	$(662,838)
Class I
Shares sold	27,263	$666,547	51,137	$1,300,988
Shares issued upon reinvestment of distributions	7,134	208,392	11,724	308,583
Shares redeemed	(60,877)	(1,429,343)	(69,005)	(1,730,834)
Net decrease	(26,480)	$(554,404)	(6,144)	$(121,263)

9. Significant Shareholder. As of December 31, 2020, approximately 69.4% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Rising Income and Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Rising Income and Dividend Fund
and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Rising Income and Dividend Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 26, 2021

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2020, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2020) against a peer group of seven other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all retail and institutional global equity income funds, regardless of asset size or primary channel of distribution, as represented by the Lipper Global Equity Income Fund Index. The Independent Board Members noted that the Fund’s performance was in the second quartile for the one year period and in the fourth (lowest) quartile for the three, five, and ten year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the third quintile for the one year period and in the fifth quintile for the three, five, and ten year periods. The Independent Board Members discussed the peer groups in relation to the Fund’s shift in strategy several years ago.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a stand alone administrative charge and noted the effect of the expense limitation agreement. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and a peer group of eleven other global equity income funds selected by Broadridge (the Broadridge Expense Peer Group), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted the effect of the expense limitation agreement in place for the Fund. The Board Members noted that the Fund’s total expense ratio was the highest for the Adviser Peer Group and the lowest for the Broadridge Expense Peer Group and that, the Fund’s size was significantly lower than the average of the Adviser Peer Group, and lower

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

than the average of the Broadridge Expense Peer Group. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services. The Independent Board Members noted the reasons for the Fund’s underperformance and the steps the Adviser was taking to improve performance. The Independent Board Members noted that the Board approved amendments to the contractual Expense Deferral Agreement between the Adviser and the Corporation, on behalf of each Fund, pursuant to which the net expense ratio for each share class of each Fund was reduced to 0.90%, effective December 1, 2019. The Independent Board Members also concluded that the Fund’s expense ratios and profitability to the Adviser were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Rising Income and Dividend Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 78	Since 1993	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 76	Since 1993	12	Former Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 81	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director Age: 85	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 80	Since 1993	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director Age: 86	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 75	Since 2004	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 69	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC (January 2020-November 2020)

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the year ended December 31, 2020, the Fund $0.21361 per share to shareholders in each Class of shares. For the year ended December 31, 2020, 68.79% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 1.01% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also during 2020, the Fund passed through foreign tax credits of $0.01651 per share to each Class of shares.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2020 which was derived from U.S. Treasury securities was 0.82%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2020. The percentage of U.S. Government securities held as of December 31, 2020 was 1.69%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL RISING INCOME
AND DIVIDEND FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.com

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

John D. Gabelli

Former Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Golstein

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Rising Income and Dividend Fund. It is not  authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q420AR

The Gabelli Global Mini Mites Fund

Annual Report — December 31, 2020

To Our Shareholders,

For the year ended December 31, 2020, the net asset value (NAV) total return per Class AAA Share of The Gabelli Global Mini Mites Fund was 15.9% compared with a total return of 16.2% for the S&P Developed Small Cap Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2020.

Performance Discussion (Unaudited)

The Gabelli Global Mini Mites Fund, a series of GAMCO Global Series Funds, Inc. commenced investment operations on October 1, 2018. The Fund is a non-diversified open end management investment company whose investment objective is to provide investors with long term capital appreciation by investing primarily in micro-capitalization equity securities.

The Fund’s investment strategy is to invest in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $250 million or less at the time of the Fund’s initial investment. These companies are called micro-cap companies. As a “global” fund, the Fund invests in securities of issuers located in at least three countries and at least 40% of its net assets are invested in securities of non U.S. issuers.

Markets were blindsided by the rapid spread of the Coronavirus which became fully apparent to investors in February. As governments around the world took action to slow its spread, it became clear that the pandemic would have a major economic impact. On the fiscal front, Congress passed legislation to help alleviate the hardship caused by the shutdown of large segments of the economy. Most global markets suffered the quickest bear market on record. For the first quarter, overseas markets lost nearly 25% of their value. Some did better, such as Japan, which fell by 17.7%, and some worse like the United Kingdom, Spain, and Italy which lost nearly 30%. While investors were dealing with the impact of the growing health crisis, the oil market collapsed when Saudi Arabia and Russia failed to agree on oil production. The price of Brent oil fell from $64.08 per barrel to $26.35 during the quarter.

In the second quarter, equity markets continued their recovery which began during the third week of March. Like the decline, the recovery was rapid and largely due to the massive fiscal and monetary response by the authorities to the crisis. Most economies stabilized and some have recovered slightly but activity remained depressed with unemployment at high levels. For the quarter, the U.S. rose by 21.2% and outperformed overseas markets. The leading performers among developed overseas markets were Australia, up by 28.6%, Germany by 24.5%, and the Netherlands by 24%. Japan rallied by 11.5% while Europe, in aggregate, rose by 14.3%. The price of Brent oil rallied to end the quarter at $41.32 per barrel, a rise of 56.8%.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

The third quarter saw new habits forming around the work-from-home, learn-from-home, play-from-home, and shop-from-home dynamic. Stocks rose during the third quarter of 2020, with the S&P 500 up 8.9%, as gains in July and August were partially offset by a decline in September. The main issues still facing the global markets remained largely around the COVID-19 pandemic and how long it will persist.

Asset class returns for calendar 2020 exemplify why aggregates can be misleading. Returns for the year show distinct outperformance of large cap over small cap and growth over value. The top performing factors for the year were sales growth, momentum, and high price-to-earnings ratio. However, returns off the March market low tell a different story. Small caps and cyclicals led the recovery, with the news of over 90% efficacy rates for Pfizer and Moderna vaccines serving as a clear inflection point. Though it will take time to deliver widespread inoculation, the discounting mechanism of the market now has a more firm timetable for economic recovery.

Selected holdings that contributed positively to performance in 2020 were: Modine Manufacturing Co. (4.3% of net assets as of December 31, 2020), which provides engineered heat transfer systems and heat transfer components for use in on- and off-highway original equipment manufacturer (OEM) vehicular applications. Core Molding Technologies Inc. (3.5%) is a manufacturer of sheet molding compounds, primarily for the transportation, marine, and other commercial industries. Owens & Minor Inc. (no longer held) which together with its subsidiaries, operates as a healthcare solutions company in the United States and internationally. It operates through two segments, Global Solutions and Global Products.

Some of our weaker performing holdings during the year were: Farmer Brothers Co. (1.1%), a manufacturer and distributor of coffee and related products, primarily to foodservice customers including restaurants, hotels/casinos, offices and convenience stores; Trinity Place Holdings Inc. (0.4%), a real estate holding, investment, and asset management company, engages in commercial real estate business in the United States; and Cineplex Inc. (no longer held), through its subsidiaries, operates as an entertainment and media company in Canada and internationally.

Thank you for your investment in The Gabelli Global Mini Mites Fund.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through December 31, 2020 (a) (Unaudited)
	1 Year	Since Inception (10/1/18)
Class AAA (GAMNX)	15.87%	4.94%
S&P Developed SmallCap Index	16.20	8.66
Class A (GMNAX)	15.76	4.93
With sales charge (b)	9.21	2.21
Class C (GMNCX)	15.81	4.56
With contingent deferred sales charge (c)	14.81	4.56
Class I (GGMMX )	15.87	5.06

In the current prospectuses dated April 29, 2020, the gross expense ratios for Class AAA, A, C, and I Shares are 10.81%, 10.81%, 11.56%, and 10.56%, respectively, and the net expense ratios for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) is 0.91%. See page 11 for the expense ratios for the year ended December 31, 2020. The contractual reimbursements are in effect through April 30, 2021. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The S&P Developed SmallCap Index is a float adjusted market capitalization weighted index designed to measure the equity market performance of small capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within the period of purchase.

3

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE GABELLI GLOBAL MINI MITES FUND (CLASS AAA SHARES)
AND S&P DEVELOPED SMALLCAP INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

The Gabelli Global Mini Mites Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from July 1, 2020 through December 31, 2020	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past period, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio.

It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2020.

	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Mini Mites
Actual Fund Return
Class AAA	$1,000.00	$1,448.00	0.90%	$5.54
Class A	$1,000.00	$1,449.60	0.90%	$5.54
Class C	$1,000.00	$1,448.40	0.90%	$5.54
Class I	$1,000.00	$1,448.00	0.90%	$5.54
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.61	0.90%	$4.57
Class A	$1,000.00	$1,020.61	0.90%	$4.57
Class C	$1,000.00	$1,020.61	0.90%	$4.57
Class I	$1,000.00	$1,020.61	0.90%	$4.57

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

5

Summary of Portfolio Holdings

The following table presents portfolio holdings as a percent of net assets as of December 31, 2020:

The Gabelli Global Mini Mites Fund

Diversified Industrial	20.6%
Automotive: Parts and Accessories	10.4%
Telecommunications	6.9%
Health Care	6.9%
Financial Services	6.3%
Real Estate	5.7%
Consumer Products	5.4%
Machinery	5.1%
Hotels and Gaming	3.9%
Computer Software and Services	3.5%
Food and Beverage	3.3%
Business Services	3.0%
Building and Construction	2.6%
Entertainment	2.5%
Specialty Chemicals	2.2%
Consumer Services	1.7%
Equipment and Supplies	1.3%
Wireless Telecommunications Services	1.2%
Aerospace and Defense	1.0%
Paper and Forest Products	0.9%
Broadcasting	0.8%
Retail	0.3%
Energy and Utilities	0.2%
Other Assets and Liabilities (Net)	4.3%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

6

The Gabelli Global Mini Mites Fund

Schedule of Investments — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 94.7%
	Aerospace and Defense — 1.0%
2,500	Avio SpA†	$33,380	$34,634
1,000	CPI Aerostructures Inc.†	2,388	3,831
		35,768	38,465
	Automotive: Parts and Accessories — 10.4%
2,000	Garrett Motion Inc.†	3,040	8,860
14,000	Modine Manufacturing Co.†	84,914	175,840
300	Motorcar Parts of America Inc.†	4,686	5,886
60,000	Opus Group AB†	48,743	77,009
1,000	Smart Eye AB†	10,418	26,375
1,531	Strattec Security Corp.	34,546	75,570
500	Superior Industries International Inc.†	2,095	2,045
8,000	Uni-Select Inc.	48,053	50,970
		236,495	422,555
	Broadcasting — 0.8%
5,000	Beasley Broadcast Group Inc., Cl. A	10,193	7,450
7,000	Corus Entertainment Inc., Cl. B	29,178	23,537
		39,371	30,987
	Building and Construction — 2.6%
6,500	Armstrong Flooring Inc.†	24,097	24,830
3,600	Gencor Industries Inc.†	43,803	44,280
500	The Monarch Cement Co.	27,680	34,700
		95,580	103,810
	Business Services — 2.9%
20,000	B Intressenter AB†(a)	453	486
5,000	Diebold Nixdorf Inc.†	34,949	53,300
4,000	eWork Group AB†	33,432	39,282
1,500	MIND Technology Inc.†	4,884	3,360
2,200	MoneyGram International Inc.†	5,551	12,023
200	Team Inc.†	1,066	2,180
50,102	Trans-Lux Corp.†	12,475	9,018
		92,810	119,649
	Computer Software and Services — 3.5%
1,000	A10 Networks Inc.†	7,030	9,860
6,000	Alithya Group Inc., Cl. A†	19,817	12,600
1,200	Asetek A/S†	4,635	15,227
9,000	GTY Technology Holdings Inc.†	46,417	46,620
6,000	Infront ASA†	25,755	24,492
70,000	Pacific Online Ltd.	14,777	11,287
1,500	Rubicon Technology Inc.†	12,393	13,575
10,000	Steel Connect Inc.†	5,611	7,870
		136,435	141,531
	Consumer Products — 5.4%
2,800	CompX International Inc.	39,656	39,844
5,000	Dorel Industries Inc., Cl. B†	55,458	58,646
5,000	Landec Corp.†	53,356	54,250
1,800	Lifetime Brands Inc.	15,873	27,360
Shares		Cost	Market Value
1,200	Nobility Homes Inc.	$26,164	$29,850
71,000	Playmates Holdings Ltd.	10,621	8,334
		201,128	218,284
	Consumer Services — 1.7%
150,000	AA plc†	66,334	69,127

	Diversified Industrial — 19.7%
34,000	Ampco-Pittsburgh Corp.†	84,777	186,320
29,000	Commercial Vehicle Group Inc.†	249,276	250,850
10,000	Core Molding Technologies Inc.†	43,362	140,800
31,000	Fluence Corp. Ltd.†	7,941	5,377
5,500	Graham Corp.	68,116	83,490
300	Lawson Products Inc.†	9,486	15,273
2,500	Myers Industries Inc.	41,104	51,950
4,000	Tredegar Corp.	63,838	66,800
		567,900	800,860
	Energy and Utilities — 0.2%
800	Consolidated Water Co. Ltd.	8,168	9,640

	Entertainment — 2.5%
200	Du-Art Film Laboratories Inc.†	23,004	15,225
4,200	Engine Media Holdings Inc.†	29,443	33,919
2,000	GAN Ltd.†	34,336	40,560
1,500	Reading International Inc., Cl. A†	7,917	7,530
100	Xilam Animation SA†	4,332	5,723
		99,032	102,957
	Equipment and Supplies — 1.3%
2,200	The Eastern Co.	43,143	53,020
	Financial Services — 6.3%
500	dMY Technology Group Inc. II, Cl. A†	7,402	8,795
8,000	GAM Holding AG†	19,821	19,555
21,000	Steel Partners Holdings LP†	115,472	225,750
		142,695	254,100
	Food and Beverage — 3.3%
10,000	Clearwater Seafoods Inc.	62,991	64,498
10,000	Farmer Brothers Co.†	66,640	46,700
400	Nathan’s Famous Inc.	22,231	22,088
		151,862	133,286
	Health Care — 6.9%
40,000	Achaogen Inc.†	488	264
2,000	Cutera Inc.†	27,131	48,220
1,000	Electromed Inc.†	9,649	9,810
5,800	IntriCon Corp.†	72,577	104,980
4,370	IRRAS AB†	6,339	4,435
4,200	Neuronetics Inc.†	21,226	46,662
4,000	Oncimmune Holdings plc†	4,931	8,998
1,750	Option Care Health Inc.†	17,134	27,370
1,600	Paratek Pharmaceuticals Inc.†	12,398	10,016
4,000	Surgalign Holdings Inc.†	18,380	8,760

See accompanying notes to financial statements.

7

The Gabelli Global Mini Mites Fund

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
1,300	Tristel plc	$4,856	$9,369
		195,109	278,884
	Hotels and Gaming — 3.9%
3,600	Canterbury Park Holding Corp.	46,556	42,840
4,000	Cherry AB, Cl. B†(a)	38,858	42,297
24,000	Dover Motorsports Inc.	49,085	54,480
5,000	Full House Resorts Inc.†	11,082	19,650
		145,581	159,267
	Machinery — 5.1%
100	Astec Industries Inc.	2,925	5,788
6,000	CFT SpA†	33,163	33,278
4,286	L.B. Foster Co., Cl. A†	67,899	64,504
16,020	The L.S. Starrett Co., Cl. A†	59,797	67,765
4,500	Twin Disc Inc.†	39,754	35,325
		203,538	206,660
	Paper and Forest Products — 0.9%
2,000	Canfor Corp.†	18,980	36,107
	Real Estate — 5.7%
6,500	Atrium European Real Estate Ltd.	26,820	19,892
65,000	Corem Property Group AB, Cl. B	149,987	148,524
750	Indus Realty Trust Inc.†	34,128	46,875
14,000	Trinity Place Holdings Inc.†	30,005	17,500
		240,940	232,791
	Retail — 0.3%
400	RumbleON Inc., Cl. B†	12,188	12,080
1,000	Tuesday Morning Corp.†	817	1,820
		13,005	13,900
	Specialty Chemicals — 2.2%
8,000	Treatt plc	43,363	89,708

	Telecommunications — 6.9%
20,000	A3 Allmanna IT-och Telekomakti	43,436	45,700
500	Alaska Communications Systems Group Inc.	1,830	1,845
700	Bittium Oyj†	4,945	4,951
17,000	Communications Systems Inc.	78,392	77,690
5,000	Consolidated Communications Holdings Inc.†	18,143	24,450
4,800	EXFO Inc.†	16,745	16,368
24,000	HC2 Holdings Inc.†	65,626	78,240
Shares		Cost	Market Value
1,200	Nuvera Communications Inc.	$21,471	$23,160
400	Otelco Inc., Cl. A†	4,599	4,588
10,000	RXP Services Ltd.	3,811	4,125
		258,998	281,117
	Wireless Telecommunications Services — 1.2%
22,877	NII Holdings Inc., Escrow†	42,645	49,643

	TOTAL COMMON STOCKS	3,078,880	3,846,348
	WARRANTS — 1.0%
	Business Services — 0.1%
4	Internap Corp., expire 05/08/24†	0	2,608

	Diversified Industrial — 0.9%
44,000	Ampco-Pittsburgh Corp., expire 08/01/25†	30,056	38,720
	Energy and Utilities — 0.0%
693	Weatherford International plc, expire 12/13/23†	0	123

	TOTAL WARRANTS	30,056	41,451

	TOTAL INVESTMENTS — 95.7%	$3,108,936	3,887,799

	Other Assets and Liabilities (Net) — 4.3%		175,885

	NET ASSETS — 100.0%		$4,063,684

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.

Geographic Diversification	% of Market Value	Market Value
United States	71.7%	$2,789,286
Europe	19.8	768,482
Canada	7.6	296,645
Asia/Pacific	0.6	23,746
Latin America	0.3	9,640
	100.0%	$3,887,799

See accompanying notes to financial statements.

8

The Gabelli Global Mini Mites Fund

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at value (cost $3,108,936)	$3,887,799
Foreign currency, at value (cost $76,043)	76,214
Cash	81,092
Receivable for investments sold	61,703
Receivable for Fund shares sold	1,402
Receivable from Adviser	19,657
Dividends and interest receivable	1,230
Prepaid expenses	29,420
Total Assets	4,158,517
Liabilities:
Payable for investments purchased	25,811
Payable for investment advisory fees	3,222
Payable for distribution fees	36
Payable for legal and audit fees	28,204
Payable for shareholder communications expenses	26,799
Other accrued expenses	10,761
Total Liabilities	94,833
Net Assets
(applicable to 381,016 shares outstanding)	$4,063,684
Net Assets Consist of:
Paid-in capital	$3,477,944
Total distributable earnings	585,740
Net Assets	$4,063,684
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($119,774 ÷ 11,229 shares outstanding; 75,000,000 shares authorized)	$10.67
Class A:
Net Asset Value and redemption price per share ($11,135 ÷ 1,045 shares outstanding; 50,000,000 shares authorized)	$10.66
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$11.31
Class C:
Net Asset Value and offering price per share ($11,053 ÷ 1,040 shares outstanding; 25,000,000 shares authorized)	$10.63	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($3,921,722 ÷ 367,702 shares outstanding; 25,000,000 shares authorized)	$10.67

(a) Redemption price varies based on the length of time held.

Statement of Operations
For the Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding taxes of $267)	$39,243
Interest	93
Total Investment Income	39,336
Expenses:
Investment advisory fees	19,866
Distribution fees - Class AAA	242
Distribution fees - Class A	21
Distribution fees - Class C	84
Registration expenses	58,177
Legal and audit fees	41,265
Shareholder communications expenses	30,614
Shareholder services fees	11,928
Custodian fees	5,527
Directors’ fees	412
Miscellaneous expenses	14,041
Total Expenses	182,177
Less:
Expenses paid indirectly by broker (See Note 6)	(1,189)
Expense reimbursements (See Note 3)	(163,109)
Net Expenses	17,879
Net Investment Income	21,457
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(186,756)
Net realized gain on foreign currency transactions	35
Net realized loss on investments and foreign currency transactions	(186,721)
Net change in unrealized appreciation/depreciation:
on investments	816,832
on foreign currency translations	505
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	817,337
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	630,616
Net Increase in Net Assets Resulting from Operations	$652,073

See accompanying notes to financial statements.

9

The Gabelli Global Mini Mites Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$21,457	$10,702
Net realized gain/(loss) on investments and foreign currency transactions	(186,721)	48,685
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	817,337	31,772
Net Increase in Net Assets Resulting from Operations	652,073	91,159
Distributions to Shareholders:
Accumulated earnings
Class AAA	(649)	(4,122)
Class A	(60)	(351)
Class C	(60)	(305)
Class	(21,243)	(61,048)
Total Distributions to Shareholders	(22,012)	(65,826)

Capital Share Transactions:
Class AAA	(7,555)	38,276
Class A	60	351
Class C	60	305
Class	1,703,485	1,092,568
Net Increase in Net Assets from Capital Share Transactions	1,696,050	1,131,500

Net Increase in Net Assets	2,326,111	1,156,833
Net Assets:
Beginning of year	1,737,573	580,740
End of year	$4,063,684	$1,737,573

See accompanying notes to financial statements.

10

The Gabelli Global Mini Mites Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout the period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement(b)		Portfolio Turnover Rate
Class AAA
2020	$9.26	$0.05	$1.42	$1.47	$(0.06)		—		$(0.06)	$10.67	15.9%	$120	0.61%		9.40%	0.90	%(c)	63%
2019	8.62	0.05	0.94	0.99	(0.04)		$(0.31)		(0.35)	9.26	11.5	114	0.53		10.81	1.23	(d)	131
2018(e)	10.00	0.01	(1.38)	(1.37)	(0.01)		(0.00	)(f)	(0.01)	8.62	(13.7)	70	0.45	(g)	44.14 (g)	1.25	(g)	6
Class A
2020	$9.26	$0.05	$1.41	$1.46	$(0.06)		—		$(0.06)	$10.66	15.8%	$11	0.66%		9.40%	0.90	%(c)	63%
2019	8.62	0.04	0.95	0.99	(0.04)		$(0.31)		(0.35)	9.26	11.5	10	0.43		10.81	1.23	(d)	131
2018(e)	10.00	0.01	(1.38)	(1.37)	(0.01)		(0.00	)(f)	(0.01)	8.62	(13.7)	9	0.41	(g)	44.14 (g)	1.25	(g)	6
Class C
2020	$9.23	$0.05	$1.41	$1.46	$(0.06)		—		$(0.06)	$10.63	15.8%	$11	0.66%		10.15%	0.90	%(c)	63%
2019	8.61	(0.02)	0.95	0.93	(0.00	)(f)	$(0.31)		(0.31)	9.23	10.8	9	(0.25)		11.56	1.92	(d)	131
2018(e)	10.00	(0.01)	(1.38)	(1.39)	—		(0.00	)(f)	(0.00)	8.61	(13.9)	8	(0.34	)(g)	44.89 (g)	2.00	(g)	6
Class I
2020	$9.26	$0.09	$1.38	$1.47	$(0.06)		—		$(0.06)	$10.67	15.9%	$3,922	1.11%		9.15%	0.90	%(c)	63%
2019	8.61	0.08	0.94	1.02	(0.06)		$(0.31)		(0.37)	9.26	11.8	1,605	0.84		10.56	1.00	(d)	131
2018(e)	10.00	0.02	(1.40)	(1.38)	(0.01)		(0.00	)(f)	(0.01)	8.61	(13.8)	494	0.79	(g)	43.89 (g)	1.00	(g)	6

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $163,109, $126,588, and $43,899 for the years ended December 31, 2020 and 2019 and the period ended December 31, 2018, respectively.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses for the year ended December 31, 2020. If credits had not been received, the ratios of operating expenses to average net assets would have been 0.96% for each Class of stock.
(d)	The Fund incurred interest expense for the year ended December 31, 2019. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.22% (Class AAA and Class A),1.90% (Class C), and 0.99% (Class I), respectively.
(e)	The Fund commenced investment operations on October 1, 2018.
(f)	Amount represents less than $0.005 per share.
(g)	Annualized.

See accompanying notes to financial statements.

11

The Gabelli Global Mini Mites Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Mini Mites Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is long term capital appreciation by investing primarily in micro-capitalization equity securities. The Fund commenced investment operations on October 1, 2018.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which added, removed, and modified certain aspects relating to fair value disclosure. Management has fully adopted the ASU 2018-13 updates in these financial statements.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

12

The Gabelli Global Mini Mites Fund
Notes to Financial Statements (Continued)

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

13

The Gabelli Global Mini Mites Fund
Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$345,546	$77,009	—	$422,555
Business Services	119,163	—	$486	119,649
Consumer Products	188,434	29,850	—	218,284
Entertainment	87,732	15,225	—	102,957
Hotels and Gaming	116,970	—	42,297	159,267
Telecommunications	235,417	45,700	—	281,117
Wireless Telecommunications Services	—	49,643	—	49,643
Other Industries (a)	2,492,876	—	—	2,492,876
Total Common Stocks	3,586,138	217,427	42,783	3,846,348
Warrants (a)	38,843	2,608	—	41,451
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$3,624,981	$220,035	$42,783	$3,887,799

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2020, the Fund did not have material transfers into or out of Level 3.

The following table reconciles Level 3 investments:

	Balance as of 12/31/19	Accrued discounts/ (premiums)	Realized gain/ (loss)	Net Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 12/31/20		Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/20†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$37,154	—	—	$5,176	$453	—	—	—	$42,783		$5,176
Warrants (a)	0	—	—	—	—	—	—	0	—		—
TOTAL INVESTMENTS IN SECURITIES	$37,154	—	—	$5,176	$453	—	—	—	$42,783	(b)	$5,176

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
(b)	The Level 3 common stock was valued at the price of the proposed merger transaction and net realizable value of corporate action.

The total value of these securities at December 31, 2020 was $42,783. The inputs for the valuation of these securities were based on the judgement of the Adviser according to procedures approved by the Board.

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

14

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

15

The Gabelli Global Mini Mites Fund
Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. As of December 31, 2020, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to prior year post financial statement adjustments. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2020, reclassifications were made to decrease paid-in capital by $207, with an offsetting adjustment to total distributable earnings.

16

The Gabelli Global Mini Mites Fund
Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$22,012	$65,826
Total.	$22,012	$65,826

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$8,067
Accumulated capital loss carryforwards	(143,801)
Net unrealized appreciation on investments and foreign currency translations	721,474
Total	$585,740

At December 31, 2020, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders for an unlimited period. These capital losses will retain their character as short term or long term capital losses.

Short term capital loss carryforward with no expiration	$83,875
Long term capital loss carryforward with no expiration	59,926
Total capital loss carryforward with no expiration	$143,801

At December 31, 2020, the temporary difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$3,166,840	$889,818	$(168,859)	$720,959

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns will remain subject to examination for three years. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

17

The Gabelli Global Mini Mites Fund
Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Through November 30, 2019, the Adviser had agreed to waive and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25%, 1.25%, 2.00%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I. Effective December 1, 2019, the Adviser amended its contractual agreement with respect to each share class of the Fund to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2021, at no more than 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. During the year ended December 31, 2020, the Adviser reimbursed the Fund in the amount of $163,109. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses (continuing the same foregoing exclusions as above) of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The agreement is renewable annually. At December 31, 2020, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $289,697:

For the year ended December 31, 2019, expiring December 31, 2021	$126,588
For the year ended December 31, 2020, expiring December 31, 2022	163,109
$289,697

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2020, other than short term securities and U.S. Government obligations, aggregated $2,808,418 and $1,214,757, respectively.

18

The Gabelli Global Mini Mites Fund

Notes to Financial Statements (Continued)

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2020, the Fund paid brokerage commissions on security trades of $5,564 to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,189.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2020, the Adviser did not seek reimbursements for this expense.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 3, 2021 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2020, there were no borrowings under the line of credit.

8. Capital Stock. The Fund currently offers three classes of shares – Class AAA Shares, Class A Shares, and Class I Shares. Effective January 27, 2020, (the Effective Date) the Fund’s Class AAA, Class A and Class C Shares “closed to purchases from new investors”. “Closed to purchases from new investors” means (i) with respect to the Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C Shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes had no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. Additionally, on the Effective Date Class I shares of the Fund became available to investors with a minimum initial investment amount of $1,000 when purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2020 and 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

19

The Gabelli Global Mini Mites Fund
Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	424	$3,649	7,140	$65,719
Shares issued upon reinvestment of distributions	62	643	448	4,122
Shares redeemed	(1,553)	(11,847)	(3,402)	(31,565)
Net increase/(decrease)	(1,067)	$(7,555)	4,186	$38,276
Class A
Shares issued upon reinvestment of distributions	6	$60	39	$351
Net increase	6	$60	39	$351
Class C
Shares issued upon reinvestment of distributions	6	$60	33	$305
Net increase	6	$60	33	$305
Class I
Shares sold	208,543	$1,788,894	133,571	$1,256,583
Shares issued upon reinvestment of distributions	2,037	21,243	6,643	61,048
Shares redeemed	(16,159)	(106,652)	(24,252)	(225,063)
Net increase	194,421	$1,703,485	115,962	$1,092,568

9. Significant Shareholder. As of December 31, 2020, approximately 47.7% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

20

The Gabelli Global Mini Mites Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli Global Mini Mites Fund and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Global Mini Mites Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from October 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from October 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania
February 26, 2021

21

The Gabelli Global Mini Mites Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2020, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short term performance of the Fund (as of September 30, 20) against a peer group of seven other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all retail and institutional global small/mid cap fund, regardless of asset size or primary channel of distribution, as represented by the Lipper Global Small/Mid Cap Index. The Independent Board Members noted that the Fund’s performance was in the fourth (lowest) quartile for the one year period, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the fifth quintile for the one year period. The Independent Board Members noted that at its current size, the Fund was not competitive among its peer groups and encouraged the Adviser to continue to explore ways to increase the size of the Fund. The Independent Board Members also noted that it was important to provide the portfolio management team sufficient time to establish a performance history.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a stand alone administrative charge and noted the effect of the expense limitation agreement. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and a peer group of ten other global small/mid cap funds selected by Broadridge (the Broadridge Expense Peer Group), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted the effect of the expense limitation agreement in place for the Fund. The Board Members noted that the Fund’s total expense ratio was the third lowest for the Adviser Peer Group and the second lowest for the Broadridge Expense Peer Group. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider

22

The Gabelli Global Mini Mites Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

to be material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services. The Independent Board Members noted the reasons for the Fund’s underperformance and the steps the Adviser was taking to improve performance. The Independent Board Members noted that they would need to revaluate the Fund’s performance in the future after the Fund has been in operation for a longer period of time. The Independent Board Members also requested that the Adviser present at the regular Board member to be held in second quarter of 2021 a report on steps the Adviser has taken to improve the Fund’s performance and increase the size of the Fund. The Independent Board Members noted that the Board approved amendments to the contractual Expense Deferral Agreement between the Adviser and the Corporation, on behalf of each Fund, pursuant to which the net expense ratio for each share class of each Fund was reduced to 0.90%, effective December 1, 2019. The Independent Board Members noted that these fee waiver and expense reimbursement arrangements are in effect through April 30, 2021 and may be terminated only by the Board. The Independent Board Members also concluded that the Fund’s expense ratios and profitability to the Adviser were acceptable, and that economies of scale were not a significant factor in their thinking at this time. The Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

23

The Gabelli Global Mini Mites Fund
Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Mini Mites Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 78	Since 1993	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)
John D. Gabelli Director Age: 76	Since 1993	12	Former Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 81	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director Age: 85	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 80	Since 1993	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director Age: 86	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 75	Since 2004	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

24

The Gabelli Global Mini Mites Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 69	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC (January 2020-November 2020)

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. For Officers, includes time served in other officer positions with the corporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.
[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.
[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

25

THE GABELLI GLOBAL MINI MITES FUND

One Corporate Center
Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a portfolio manager of Gabelli Funds, LLC, a Senior Vice President, and the Food, Household, and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health & Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Ashish Sinha joined GAMCO UK in 2012 as a research analyst. Prior to joining the Firm, Mr. Sinha was a research analyst at Morgan Stanley in London for seven years and has covered European Technology, Mid-Caps and Business Services. He also worked in planning and strategy at Birla Sun Life Insurance in India. Currently Mr. Sinha is a portfolio manager of Gabelli Funds, LLC and an Assistant Vice President of GAMCO Asset Management UK. Mr. Sinha has a BSBA degree from the Institute of Management Studies and an MB from IIFT.

Hendi Susanto joined Gabelli in 2007 as the lead technology research analyst. He spent his early career in supply chain management consulting and operations in the technology industry. He currently is a portfolio manager of Gabelli Funds, LLC and a Vice President of Associated Capital Group Inc. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, an MS from Massachusetts Institute of Technology, and an MBA from the Wharton School of Business.

Chong-Min Kang joined the Gabelli in 2007 as a research analyst. He currently is a portfolio manager of Gabelli Funds, LLC and a Senior Vice President of GAMCO Investors Inc. Mr. Kang received a BA degree from Boston College and an MBA from the Columbia Business School.

2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2020, the Fund paid each share class $0.0581 per share of ordinary income (comprised of net investment income). For the year ended December 31, 2020, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.20% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2020 which was derived from U.S. Treasury securities was 0.17%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2020. The percentage of U.S. Government securities held as of December 31, 2020 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL MINI MITES FUND

One Corporate Center
Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com GABELLI.COM

Net Asset Value per share available daily
by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

John D. Gabelli

Former Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Mini Mites Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB3634Q420AR

The Gabelli International Small Cap Fund Annual Report — December 31, 2020
Caesar M. P. Bryan Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2020, the net asset value (NAV) total return per Class AAA Share of The Gabelli International Small Cap Fund was 19.2% compared with a total return of 12.3% for the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Small Cap Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2020.

Performance Discussion (Unaudited)

The Fund’s objective is to provide investors with appreciation of capital. Current income is a secondary objective of the Fund.

The Fund’s investment strategy is to invest primarily in a portfolio of common stocks of non-U.S. companies. Under normal market conditions, the Fund will invest at least 80% of its net assets in the stocks of “small cap companies.” Gabelli Funds, LLC, the Adviser, currently characterizes small capitalization companies as those with total common stock market values of $3 billion or less at the time of investment.

The Fund may invest in non-U.S. markets throughout the world, including emerging markets. Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S.

In selecting investments, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser’s goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Global equities fell sharply in the first quarter of 2020, as the coronavirus outbreak spread to over 200 countries around the world and stringent “shelter in place” measures brought a number of industries to an abrupt halt. Investor debate shifted from evaluating the possibility of global recession to determining how long and deep it would be.

Global equities rebounded strongly in the second quarter as major central banks and governments responded with massive stimulus packages to the COVID-19 pandemic and economies started to reopen. As lockdown measures eased, strong bounce-back in a number of economic indicators provided reasons for investor optimism. For example, U.S. retail trade sales were up 16.8% month-over-month in May, while Eurozone retail sales rose 17.8% during the same period. U.S. weekly jobless claims declined from 6.9 million for the week ended March 28 to 1.4 million for the week ending July 2. In addition, reports of positive trial data from potential coronavirus vaccines and therapeutics contributed to the market rebound. With that said, a re-acceleration in COVID-19 new cases in the United States in June and a relative lack of success in controlling the spread of the virus in several large emerging markets (Brazil, India, Russia) remained a concern.

Global equities gained in the third quarter, helped by gradual reopening of economies, with major central banks remaining largely accommodative, as well as optimism around progress made in the development of COVID-19 vaccines and therapeutics. On a regional basis, the sector exhibited divergent results, with solid gains, in U.S. dollar terms, in North America (+9.4%) and Japan (+12.8%), and relative softness in Europe (-3.1%) and Latin America (-1.5%).

Global equities continued to rally in the fourth quarter, with particular strength in November on positive COVID-19 vaccine announcements from Pfizer/BioNTech, Moderna, and AstraZeneca/Oxford. As a result, sectors that had previously been hit most severely by the pandemic, such as energy and financials (worst performers through the first nine months of 2020), led the market in the quarter.

Selected holdings that contributed positively to performance in 2020 were: Bachem Holding AG (2.4% of net assets as of December 31, 2020) is a leading manufacturer and supplier of peptides and oligonucleotides based APIs to pharma including generics and research organizations; Addlife AB (2.2%) operates within the Nordic life sciences sector. The Company primarily focuses on selected niches in the market areas of diagnostics, medical technology, and biomedical research and laboratory analysis; and Kinnevik AB (1.1%) is a venture capital firm specializing in investments in growth capital.

Some of our weaker performing holdings during the year were: Loomis AB (1.0%), provides solutions for the distribution, handling, storage, and recycling of cash and other valuables. The company offers a range of solutions for cash in transit, cash management services, and international valuables logistics; Raccoon Holdings Inc. (0.6%), operates online retailing platform businesses. The Company provides super delivery, cloud-based ordering system, payment, assurance, and matching service between manufacturers and brands; and Yushin Precision Equipment Co., Ltd. (No longer held as December 31, 2020), develops, produces, sells, and maintains take-out robots for injection-molded products and peripheral equipment in Japan, Europe, China, Taiwan, North America, rest of Asia, and internationally.

Thank you for your investment in The Gabelli International Small Cap Fund.

We appreciate your confidence and trust.

2

  Comparative Results

Average Annual Returns through December 31, 2020 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	Since Inception (5/11/98)
Class AAA (GABOX)	19.16%	8.99%	6.55%	5.91%	6.95%
MSCI EAFE Small Cap Index	12.34	9.40	7.85	6.14	8.33	(b)
MSCI All Country (AC) World Index	16.25	12.26	9.13	7.20	6.02	(c)
Lipper Global Large-Cap Growth Fund Classification	27.59	15.43	11.31	8.64	7.60
Lipper Global Multi-Cap Growth Fund Classification	33.26	15.36	11.60	8.57	9.23	(d)
Class A (GOCAX)	19.13	8.51	6.31	5.75	6.85
With sales charge (e)	12.28	7.23	5.68	5.33	6.57
Class C (GGLCX)	19.19	7.98	5.65	5.04	6.39
With contingent deferred sales charge (f)	18.19	7.98	5.65	5.04	6.39
Class I (GLOIX)	19.11	9.23	6.91	6.20	7.15

In the current prospectuses dated April 29, 2020, the gross expense ratios for Class AAA, A, C, and I Shares are 3.42%, 3.42%, 4.17%, and 3.17%, respectively, and the net expense ratio for all share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) is 0.91%. See page 11 for the expense ratios for the year ended December 31, 2020. The contractual reimbursements are in effect through April 30, 2021. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, November 23, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI EAFE Small Cap Index has 2,304 constituents and captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification and the Lipper Global Multi-Cap Growth Fund Classification reflect the average performance of mutual funds classified in those particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	MSCI EAFE Small Cap Index inception date is December 31, 1998.

(c)	The MSCI AC World Index since inception performance is as of April 30, 1994.

(d)	Lipper Global Multi-Cap Growth Fund Classification since inception performance is as of September 30, 1998. (e) Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(f)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

3

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI INTERNATIONAL SMALL CAP FUND (CLASS AAA SHARES), LIPPER GLOBAL

MULTI-CAP GROWTH FUND CLASSIFICATION, MSCI AC WORLD INDEX, AND MSCI EAFE SMALL CAP INDEX (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

The Gabelli International Small Cap Fund
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2020 through December 31, 2020	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2020.

	Beginning Account Value 07/01/20	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli International Small Cap Fund
Actual Fund Return
Class AAA	$1,000.00	$1,310.00	0.91%	$5.28
Class A	$1,000.00	$1,309.90	0.91%	$5.28
Class C	$1,000.00	$1,310.20	0.91%	$5.28
Class I	$1,000.00	$1,310.30	0.91%	$5.28
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.56	0.91%	$4.62
Class A	$1,000.00	$1,020.56	0.91%	$4.62
Class C	$1,000.00	$1,020.56	0.91%	$4.62
Class I	$1,000.00	$1,020.56	0.91%	$4.62

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

5

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2020:

The Gabelli International Small Cap Fund

Consumer Staples	18.8%
Health Care	15.0%
Consumer Discretionary	14.8%
Materials	13.9%
Information Technology	9.4%
Industrials	9.2%
Communication Services	7.4%
Financials	7.3%
Real Estate	3.3%
U.S. Government Obligations	1.9%
Other Assets and Liabilities (Net)	(1.0)%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

6

The Gabelli International Small Cap Fund
Schedule of Investments — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 98.1%
	CONSUMER STAPLES — 18.8%
15,000	Austevoll Seafood ASA	$129,584	$153,189
4,500	Fevertree Drinks plc	126,414	155,676
14,000	Glanbia plc	153,874	177,805
30,000	Hotel Chocolat Group plc†	131,832	173,331
2,662	Interparfums SA†	82,577	139,675
2,700	Kameda Seika Co. Ltd.	123,760	126,778
4,000	Kobe Bussan Co. Ltd.	62,798	122,900
2,000	Laurent-Perrier	181,836	183,429
2,500	Milbon Co. Ltd.	101,252	159,290
3,000	Nomad Foods Ltd.†	74,970	76,260
80,000	Premier Foods plc†	43,658	109,619
32,000	PZ Cussons plc	121,541	100,613
4,000	Sakata Seed Corp.	118,342	138,717
35,000	Stock Spirits Group plc	126,796	128,364
2,000	Viscofan SA	121,711	141,582
	TOTAL CONSUMER STAPLES	1,700,945	2,087,228

	CONSUMER DISCRETIONARY — 14.8%
27,000	888 Holdings plc	58,355	105,674
5,555	AcadeMedia AB	39,150	57,506
5,500	Beneteau SA	102,689	63,151
30,000	boohoo Group plc†	127,609	140,829
11,820	Entain plc†	107,595	183,338
7,300	Gamesys Group plc	84,421	113,637
1,900	Hunter Douglas NV†	140,051	148,776
2,200	JINS Holdings Inc.	125,148	144,733
50,000	Mandarin Oriental International Ltd.†	107,060	85,090
90,000	NagaCorp. Ltd.	59,863	118,210
4,000	Raccoon Holdings Inc.	89,115	66,236
2,000	Tod’s SpA†	132,379	69,893
15,000	Treatt plc	96,439	167,786
10,000	Zojirushi Corp.	93,734	178,939
	TOTAL CONSUMER DISCRETIONARY	1,363,608	1,643,798

	HEALTH CARE — 14.0%
13,712	AddLife AB, Cl. B	66,615	239,988
600	Bachem Holding AG, Cl. B	84,777	268,330
1,400	Gerresheimer AG	136,090	150,974
23,000	IRRAS AB†	47,176	23,258
3,300	MedPeer Inc.†	156,496	261,548
15,000	Nanosonics Ltd.†	32,031	92,800
230	Siegfried Holding AG	76,088	169,276
15,000	Tristel plc	71,265	108,101
1,300	Vetoquinol SA	81,468	132,513
600	Ypsomed Holding AG	100,294	100,440
	TOTAL HEALTH CARE	852,300	1,547,228

	MATERIALS — 13.9%
6,000	Alamos Gold Inc., Cl. A	44,345	52,500
13,850	Alamos Gold Inc., Toronto, Cl. A	102,362	120,993

Shares		Cost	Market Value
18,000	B2Gold Corp.	$51,262	$100,825
20,000	Centamin plc	41,669	33,855
6,500	Centerra Gold Inc.	78,632	75,269
10,000	Eldorado Gold Corp.†	108,334	132,700
5,844	Endeavour Mining Corp.†	115,856	135,988
5,000	Labrador Iron Ore Royalty Corp.	90,519	128,093
4,000	MAG Silver Corp.†	51,468	81,892
9,000	Osisko Gold Royalties Ltd.	108,792	114,047
75,000	Perseus Mining Ltd.†	76,499	75,187
7,000	Pretium Resources Inc.†	78,698	80,360
2,000	Sumitomo Bakelite Co. Ltd.	87,393	68,973
5,000	T. Hasegawa Co. Ltd.	97,468	105,241
10,000	Teranga Gold Corp.†	38,044	107,314
65,000	Westgold Resources Ltd.†.	110,777	132,561
	TOTAL MATERIALS	1,282,118	1,545,798

	INFORMATION TECHNOLOGY — 9.4%
20,000	F-Secure OYJ†	93,894	93,872
7,500	GMO internet Inc.	198,867	215,362
12,000	Infomart Corp.	106,047	114,603
20,000	NCC Group plc	57,230	69,308
30,000	Network International Holdings plc†	116,006	135,171
3,000	Nynomic AG†	78,031	133,771
75,000	Oxford Metrics plc	83,687	96,922
6,000	PSI Software AG	157,350	177,714
	TOTAL INFORMATION TECHNOLOGY.	891,112	1,036,723

	INDUSTRIALS — 9.2%
15,000	Aida Engineering Ltd.	152,919	140,623
40,000	Chemring Group plc	100,043	155,736
2,000	Clarkson plc	78,000	73,807
4,000	Loomis AB	148,615	110,306
8,000	Maruwa Unyu Kikan Co. Ltd.	122,710	170,739
11,000	Qleanair Holding AB†	52,139	70,107
20,000	Rotork plc	68,941	86,997
22,000	Signature Aviation plc†	72,928	115,948
23,000	Teraoka Seisakusho Co. Ltd.	139,576	90,956
	TOTAL INDUSTRIALS	935,871	1,015,219

	COMMUNICATION SERVICES — 7.4%
2,600	Akatsuki Inc.	133,334	104,391
1,000	Bengo4.com Inc.†	108,546	98,943
2,000	Blue Prism Group plc†	45,014	46,969
9,000	Manchester United plc, Cl. A	159,353	150,660
4,190	Modern Times Group MTG AB, Cl. B†	66,034	74,494
4,190	Nordic Entertainment Group AB, Cl. B†	92,012	234,450
2,000	Xilam Animation SA†	100,466	114,621
	TOTAL COMMUNICATION SERVICES	704,759	824,528

	FINANCIALS — 7.3%
45,000	Brewin Dolphin Holdings plc	188,042	187,310
2,500	Kinnevik AB, Cl. B	57,571	125,592

See accompanying notes to financial statements.

7

The Gabelli International Small Cap Fund

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
15,000	Polar Capital Holdings plc	$94,682	$143,295
4,000	Rothschild & Co.†	142,628	125,256
20,000	Tamburi Investment Partners SpA	139,176	167,683
31,538	XPS Pensions Group plc	76,002	55,701
	TOTAL FINANCIALS	698,101	804,837

	REAL ESTATE — 3.3%
25,000	Impact Healthcare Reit plc	34,145	37,264
4,000	PATRIZIA AG	88,694	128,495
7,000	Tosei Corp.	70,534	80,339
3,500	Warehouses De Pauw CVA, REIT	56,435	121,340
	TOTAL REAL ESTATE	249,808	367,438

	TOTAL COMMON STOCKS	8,678,622	10,872,797

	PREFERRED STOCKS — 1.0%
	HEALTH CARE — 1.0%
1,400	Draegerwerk AG & Co. KGaA, 0.190%	123,037	108,365

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 1.9%
$215,000	U.S. Treasury Bills, 0.070% to 0.082%††, 02/25/21 to 03/11/21	$214,972	$214,979

	TOTAL INVESTMENTS — 101.0	$9,016,631	11,196,141
	Other Assets and Liabilities (Net — (1.0)%		(107,835)
	NET ASSETS — 100.0%		$11,088,306

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

REIT	Real Estate Investment Trust

Geographic Diversification	% of Market Value	Market Value
Europe	62.1%	$6,958,019
Japan	21.3	2,389,313
Canada	8.9	993,993
Asia/Pacific.	3.5	385,639
Latin America	2.3	254,198
United States	1.9	214,979
	100.0%	$11,196,141

See accompanying notes to financial statements.

8

The Gabelli International Small Cap Fund

Statement of Assets and Liabilities
December 31, 2020

Assets:
Investments, at value (cost $9,016,631)	$11,196,141
Foreign currency, at value (cost $81)	82
Receivable for Fund shares sold	780
Receivable from Adviser	20,687
Dividends receivable	21,527
Prepaid expenses	20,477
Total Assets	11,259,694
Liabilities:
Payable to custodian	44,611
Payable for Fund shares redeemed	2,036
Payable for investment advisory fees	9,045
Payable for distribution fees	1,397
Payable for legal and audit fees	30,804
Payable for shareholder communications expenses	28,653
Other accrued expenses.	54,842
Total Liabilities	171,388
Net Assets (applicable to 711,169 shares outstanding)	$11,088,306
Net Assets Consist of:
Paid-in capital	$9,436,382
Total distributable earnings	1,651,924
Net Assets	$11,088,306

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($6,616,634 ÷ 428,534 shares outstanding; 75,000,000 shares authorized)	$15.44
Class A:
Net Asset Value and redemption price per share ($101,424 ÷ 6,585 shares outstanding; 50,000,000 shares authorized)	$15.40
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$16.34
Class C:
Net Asset Value and offering price per share ($28,176 ÷ 2,032 shares outstanding; 25,000,000 shares authorized)	$13.87	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($4,342,072 ÷ 274,018 shares outstanding; 25,000,000 shares authorized)	$15.85

(a)	Redemption price varies based on the length of time held.

Statement of Operations
For the Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding taxes of $13,010)	$107,867
Interest	836
Total Investment Income	108,703
Expenses:
Investment advisory fees	78,510
Distribution fees - Class AAA	14,355
Distribution fees - Class A	208
Distribution fees - Class C	233
Legal and audit fees	44,138
Administration out-of-pocket fees	33,724
Shareholder communications expenses	33,156
Registration expenses	32,567
Shareholder services fees	21,404
Custodian fees	6,970
Directors’ fees	1,853
Interest expense	686
Miscellaneous expenses	13,601
Total Expenses	281,405
Less:
Expenses reimbursements (See Note 3)	(210,061)
Net Expenses	71,344
Net Investment Income	37,359
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(468,728)
Net realized gain on foreign currency transactions	586
Net realized loss on investments and foreign currency transactions	(468,142)
Net change in unrealized appreciation/depreciation:
on investments	2,059,615
on foreign currency translations	362
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	2,059,977
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	1,591,835
Net Increase in Net Assets Resulting from Operations	$1,629,194

See accompanying notes to financial statements.

9

The Gabelli International Small Cap Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income	$37,359	$116,308
Net realized gain/(loss) on investments and foreign currency transactions	(468,142)	379,899
Net change in unrealized appreciation on investments and foreign currency translations	2,059,977	1,293,938
Net Increase in Net Assets Resulting from Operations	1,629,194	1,790,145
Distributions to Shareholders:
Accumulated earnings
Class AAA	(52,265)	(413,625)
Class A	(803)	(5,111)
Class C	(247)	(1,466)
Class I	(33,373)	(84,650)
Total Distributions to Shareholders	(86,688)	(504,852)

Capital Share Transactions:
Class AAA	(735,124)	(627,085)
Class A	(3,141)	(3,385)
Class C	(2,268)	(8,781)
Class I	2,491,024	(474,101)
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	1,750,491	(1,113,352)

Redemption Fees	5	109
Net Increase in Net Assets	3,293,002	172,050
Net Assets:
Beginning of year	7,795,304	7,623,254
End of year	$11,088,306	$7,795,304

See accompanying notes to financial statements.

10

The Gabelli International Small Cap Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)(d)		Portfolio Turnover Rate
Class AAA
2020	$13.06	$0.06		$2.44	$2.50	$(0.12)	—	—	$(0.12)	$0.00	$15.44	19.2%	$6,617	0.51%		3.65%	0.91%		22%
2019	11.09	0.19	(e)	2.68	2.87	(0.22)	$(0.68)	—	(0.90)	0.00	13.06	25.9	6,366	1.50	(e)	3.41	1.00		9
2018	18.55	0.19		(4.13)	(3.94)	(0.19)	(3.32)	$(0.01)	(3.52)	0.00	11.09	(20.9)	5,954	1.07		3.11	1.00	(f)	26
2017	22.41	0.04		6.19	6.23	(0.13)	(9.96)	—	(10.09)	—	18.55	28.1	8,599	0.16		3.01	1.67		71
2016	23.45	0.27		(0.02)	0.25	(0.28)	(1.01)	—	(1.29)	0.00	22.41	1.1	7,764	1.14		2.80	1.38	(g)(h)	4
Class A
2020	$13.03	$0.06		$2.43	$2.49	$(0.12)	—	—	$(0.12)	$0.00	$15.40	19.1%	$101	0.50%		3.65%	0.91%		22%
2019	11.05	0.07	(e)	2.67	2.74	(0.08)	$(0.68)	—	(0.76)	0.00	13.03	24.9	91	0.60	(e)	3.41	1.91		9
2018	18.44	0.01		(4.08)	(4.07)	—	(3.32)	—	(3.32)	0.00	11.05	(21.7)	81	0.04		3.11	2.01	(f)	26
2017	22.33	(0.05)		6.18	6.13	(0.06)	(9.96)	—	(10.02)	—	18.44	27.7	155	(0.19)		3.01	2.00		71
2016	23.35	0.27		(0.01)	0.26	(0.27)	(1.01)	—	(1.28)	0.00	22.33	1.1	166	1.14		2.80	1.39	(g)(h)	4
Class C
2020	$11.74	$0.05		$2.20	$2.25	$(0.12)	—	—	$(0.12)	$0.00	$13.87	19.2%	$28	0.48%		4.40%	0.91%		22%
2019	10.02	(0.01	)(e)	2.41	2.40	—	$(0.68)	—	(0.68)	0.00	11.74	24.0	26	(0.12	)(e)	4.16	2.61		9
2018	17.26	(0.11)		(3.81)	(3.92)	—	(3.32)	—	(3.32)	0.00	10.02	(22.3)	31	(0.67)		3.86	2.76	(f)	26
2017	21.52	(0.23)		5.93	5.70	—	(9.96)	—	(9.96)	—	17.26	26.8	43	(0.92)		3.76	2.75		71
2016	22.60	0.20		(0.01)	0.19	(0.26)	(1.01)	—	(1.27)	0.00	21.52	0.9	39	0.87		3.55	1.66	(g)(h)	4
Class I
2020	$13.41	$0.05		$2.51	$2.56	$(0.12)	—	—	$(0.12)	$0.00	$15.85	19.1%	$4,342	0.39%		3.40%	0.91%		22%
2019	11.39	0.19	(e)	2.77	2.96	(0.26)	$(0.68)	—	(0.94)	0.00	13.41	26.0	1,312	1.52	(e)	3.16	1.00		9
2018	18.93	0.19		(4.22)	(4.03)	(0.18)	(3.32)	$(0.01)	(3.51)	0.00	11.39	(20.9)	1,557	1.07		2.86	1.00	(f)	26
2017	22.68	0.21		6.31	6.52	(0.31)	(9.96)	—	(10.27)	—	18.93	29.0	2,031	0.82		2.76	1.00		71
2016	23.71	0.36		(0.01)	0.35	(0.37)	(1.01)	—	(1.38)	0.00	22.68	1.5	1,246	1.50		2.55	1.01	(g)(h)	4

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

(c)	Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed expenses of $210,061, $184,323, $201,091, $144,403, and $137,877 for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

(d)	The Fund incurred interest expense. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 0.90% for each Class for the year ended December 31, 2020, and 2.00% (Class A), 2.75% (Class C) and with no impact to Class AAA and Class I for the year ended December 31, 2018. For the years ended December 31, 2019, 2017, and 2016, the effect of interest expense was minimal.

(e)	Includes income resulting from special dividends. Without these dividends, the per share income amounts would have been 0.15 (Class AAA), 0.04 (Class A), (0.05) (Class C), and 0.15 (Class I), and the net investment income ratio would have been 1.19% (Class AAA), 0.29% (Class A), (0.43%) (Class C), and 1.21% (Class I), respectively.

(f)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2018, the effect of expense reimbursements was minimal.

(g)	The Fund incurred tax expense for the year ended December 31, 2016. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.37% and (Class AAA), 1.38% (Class A), 1.65% (Class C), and 1.00% (Class I), respectively.

(h)	During the year ended December 31, 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in this period, the expense ratios would have been 1.17% (Class AAA), 1.18% (Class A), 1.45% (Class C), and 0.80% (Class I).

See accompanying notes to financial statements.

11

The Gabelli International Small Cap Fund
Notes to Financial Statements

1. Organization. The Gabelli International Small Cap Fund, a series of GAMCO Global Series Funds, Inc. (the Corporation), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is one of five separately managed portfolios (collectively, the Portfolios) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which added, removed, and modified certain aspects relating to fair value disclosure. Management has fully adopted the ASU 2018-13 updates in these financial statements.

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the

12

The Gabelli International Small Cap Fund
Notes to Financial Statements (Continued)

Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Such debt obligations are valued through prices provided by a pricing service approved by the Board. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered. Such securities are classified as Level 2 in the fair value hierarchy presented below.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

13

The Gabelli International Small Cap Fund
Notes to Financial Statements (Continued)

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Communication Services	$150,660	$673,868	$824,528
Consumer Discretionary	—	1,643,798	1,643,798
Consumer Staples	498,885	1,588,343	2,087,228
Financials	—	804,837	804,837
Health Care	448,529	1,098,699	1,547,228
Industrials	—	1,015,219	1,015,219
Information Technology	230,693	806,030	1,036,723
Materials	1,129,981	415,817	1,545,798
Real Estate	37,264	330,174	367,438
Total Common Stocks	2,496,012	8,376,785	10,872,797
Preferred Stocks (a)	—	108,365	108,365
U.S. Government Obligations	—	214,979	214,979
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,496,012	$8,700,129	$11,196,141

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no level 3 investments at December 31, 2020 and 2019.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

14

The Gabelli International Small Cap Fund
Notes to Financial Statements (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax

15

The Gabelli International Small Cap Fund
Notes to Financial Statements (Continued)

regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclasses of realized foreign currency and sales relating to investments considered no longer to be passive foreign investments. These reclassifications have no impact on the NAV of the Fund.

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$86,688	$128,707
Net long term capital gains	—	376,145
Total distributions paid	$86,688	$504,852

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$58,688
Accumulated capital loss carryforwards	(468,992)
Net unrealized appreciation on investments and foreign currency translations	2,062,281
Current year business interest expense limitation	(53)
Total	$1,651,924

At December 31, 2020, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders for an unlimited period. These capital losses will retain their character as short term or long term capital losses.

Short term capital loss carryforward with no expiration	$27,565
Long term capital loss carryforward with no expiration	441,427
Total capital loss carryforward with no expiration	$468,992

At December 31, 2020, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

16

The Gabelli International Small Cap Fund
Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$9,134,532	$2,579,129	$(517,520)	$2,061,609

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Through November 30, 2019, the Adviser had agreed to waive and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.00%, 2.00%, 2.75%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. Effective December 1, 2019, the Adviser amended its contractual agreement with respect to each share class of the Fund to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2021, at no more than 0.90% of the value of the Fund’s average daily net assets for each of share class. During the year ended December 31, 2020, the Adviser reimbursed the Fund in the amount of $210,061. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The arrangement is renewable annually. At December 31, 2020, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $394,384:

For the year ended December 31, 2019, expiring December 31, 2021	$184,323
For the year ended December 31, 2020, expiring December 31, 2022	210,061
$394,384

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses

17

The Gabelli International Small Cap Fund
Notes to Financial Statements (Continued)

incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000 and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2020, other than short term securities and U.S. Government obligations, aggregated $3,384,976 and $1,655,579, respectively.

6. Transactions with Affiliates and Other Arrangements. The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. The Adviser did not seek a reimbursement during the year ended December 31, 2020.

7. Line of Credit. The Fund participates in an unsecured line of credit which expires on March 3, 2021 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2020, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings under the line of credit for the six days of borrowings during the year ended December 31, 2020 was $211,000 with a weighted average interest rate of 1.41%. The maximum amount borrowed at any time during the year ended December 31, 2020 was $254,000.

8. Capital Stock. The Fund currently offers three classes of shares – Class AAA Shares, Class A Shares, and Class I Shares. Effective January 27, 2020, (the Effective Date) the Fund’s Class AAA, Class A and Class C Shares “closed to purchases from new investors”. “Closed to purchases from new investors” means (i) with respect to the Class AAA and Class A shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C Shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes had no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. Additionally, on the Effective Date Class I shares of the Fund became available to investors with a minimum initial investment amount of $1,000 when purchasing shares directly through the Distributor, or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares.

18

The Gabelli International Small Cap Fund
Notes to Financial Statements (Continued)

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2020 and 2019, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	15,624	$195,087	15,135	$188,463
Shares issued upon reinvestment of distributions	3,259	50,245	30,728	399,469
Shares redeemed	(77,589)	(980,456)	(95,721)	(1,215,017)
Net decrease	(58,706)	$(735,124)	(49,858)	$(627,085)
Class A
Shares sold	275	$3,530	1,468	$17,835
Shares issued upon reinvestment of distributions	37	570	299	3,875
Shares redeemed	(724)	(7,241)	(2,114)	(25,095)
Net decrease	(412)	$(3,141)	(347)	$(3,385)
Class C
Shares sold	–	–	333	$3,675
Shares issued upon reinvestment of distributions	18	$247	125	1,466
Shares redeemed	(257)	(2,515)	(1,263)	(13,922)
Net decrease	(239)	$(2,268)	(805)	$(8,781)
Class I
Shares sold	282,729	$3,955,674	17,785	$227,429
Shares issued upon reinvestment of distributions	2,109	33,373	6,346	84,650
Shares redeemed	(108,667)	(1,498,023)	(63,035)	(786,180)
Net increase/(decrease)	176,171	$2,491,024	(38,904)	$(474,101)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

The Gabelli International Small Cap Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli International Small Cap Fund

and the Board of Directors of GAMCO Global Series Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli International Small Cap Fund (the “Fund”) (one of the funds constituting GAMCO Global Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting GAMCO Global Series Funds, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania
February 26, 2021

20

The Gabelli International Small Cap Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2020, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the Independent Board Members) who are not interested persons of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio manager.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund (as of September 30, 2020) against a peer group of seven other comparable funds prepared by the Adviser (the Adviser Peer Group), and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all international multi-cap growth funds, regardless of asset size or primary channel of distribution, as represented by the Lipper International Small Multi-Cap Growth Index. The Independent Board Members noted that the Fund’s performance was in the second quartile for the one year period and in the third quartile for the three, five, and ten year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was in the second quintile for the one year period, and in the third quintile for the three, five, and ten year periods. The Independent Board Members noted that at its current size, the Fund was not competitive among its peer group and encouraged the Adviser to continue to explore ways to increase the size of the Fund.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a stand alone administrative charge and noted the effect of the expense limitation agreement. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed data provided by the Adviser.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop or any losses or diminished profitability to the Adviser in prior years.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and a peer group of eight other international multi-cap growth funds selected by Broadridge (the Broadridge Expense Peer Group), and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted the effect of the expense limitation agreement in place for the Fund. The Independent Board Members noted that the Fund’s total expense ratio after waivers was the second lowest compared to the Adviser Peer Group, and the

21

The Gabelli International Small Cap Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

lowest compared to all of the funds included in the Broadridge Expense Peer Group. The Independent Board Members discussed how the Fund’s size was significantly lower than average within both peer groups and that the Adviser had been waiving substantial portions of its fees in order to make the Fund a more attractive investment, and noted the Adviser’s recent determination to waive fees even further. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services. The Independent Board Members noted the reasons for the Fund’s underperformance and the steps the Adviser was taking to improve performance and indicated that they would continue to evaluate the Fund. The Independent Board Members noted that the Board approved amendments to the contractual Expense Deferral Agreement between the Adviser and the Corporation, on behalf of each Fund, pursuant to which the net expense ratio for each share class of each Fund was reduced to 0.90%, effective December 1, 2019. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

22

The Gabelli International Small Cap Fund
Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli International Small Cap Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 78	Since 1993	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

John D. Gabelli Director Age: 76	Since 1993	12	Former Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 81	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita[6] Director Age: 85	Since 1993	20	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder Director Age: 80	Since 1993	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6] Director Age: 86	Since 1993	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza[7] Director Age: 75	Since 2004	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

23

The Gabelli International Small Cap Fund
Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 69	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC (January 2020-November 2020)

John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017

Peter Goldstein Secretary and Vice President Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 61	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Mario J. Gabelli and John D. Gabelli, who are brothers, are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[7]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Director.

24

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

THE GABELLI INTERNATIONAL SMALL CAP FUND

One Corporate Center
Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

2020 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the year ended December 31, 2020, the Fund paid to each Class of shareholders ordinary income distributions (comprised of net investment income) totaling $0.13976 per share. For the year ended December 31, 2020, 0.00% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 59.79% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.44% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also during the year ended December 31, 2020, the Fund passed through foreign tax credits of $0.01716 per share to each Class of shares.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2020 which was derived from U.S. Treasury securities was 0.27%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2020. The percentage of U.S. Government securities held as of December 31, 2020 was 1.94%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GABELLI INTERNATIONAL SMALL CAP FUND

One Corporate Center
Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.com

Net Asset Value per share available daily
by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

John D. Gabelli

Former Senior Vice President,

G.research, LLC

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Peter Goldstein

Secretary and Vice President

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli International Small Cap Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB403Q420AR

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $130,900 for 2019 and $130,900 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $19,000 for 2019 and $19,000 for 2020. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $6,238 for 2019 and $5,404 for 2020. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.
(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $68,798 for 2019 and $59,750 for 2020.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.
(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     GAMCO Global Series Funds, Inc.

By (Signature and Title)*  /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date                                 March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date                                 March 8, 2021

By (Signature and Title)*   /s/ John C. Ball

John C. Ball, Principal Financial Officer and Treasurer

Date                                 March 8, 2021

* Print the name and title of each signing officer under his or her signature.